UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08349

Name of Fund: BlackRock MuniHoldings Investment Quality Fund (MFL)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings Investment Quality Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2017

Date of reporting period: 08/31/2017

Item 1 – Report to Stockholders

AUGUST 31, 2017

ANNUAL REPORT

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also appears to be approaching the implementation of its plan to reduce the vast balance sheet reserves that provided liquidity to the global economy in the aftermath of the financial crisis in 2008. Also, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered reflationary expectations in the United States.

By contrast, the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus and balance sheet expansion despite nascent signs of sustained economic growth in both countries. The Eurozone also benefited from the relatively stable political environment, which is creating momentum for economic reform and pro-growth policies.

Financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Escalating tensions with North Korea and our nation’s divided politics are significant concerns. Nevertheless, benign credit conditions, modest inflation, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

However, the capacity for rapid global growth is restrained by structural factors, including an aging population in developed countries, low productivity growth, and excess savings. Cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion, also limit economic growth. Tempered economic growth and high valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.65%	16.23%
U.S. small cap equities (Russell 2000® Index)	2.04	14.91
International equities (MSCI Europe, Australasia, Far East Index)	12.14	17.64
Emerging market equities (MSCI Emerging Markets Index)	18.02	24.53
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.40	0.62
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.10	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.74	0.49
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.51	0.92
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.03	8.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	AUGUST 31, 2017	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2017

Municipal Market Conditions

Municipal bonds experienced modestly positive performance for the period as a result of rising interest rates spurring from generally stronger economic data, signs of inflation pressures, Fed monetary policy normalization, and market expectations for pro-growth fiscal policy. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the income, attractive relative yield, and stability of municipal bonds amid bouts of interest rate volatility (bond prices rise as rates fall) resulting from geopolitical tensions, the contentious U.S. election, and continued global central bank divergence — i.e., policy easing outside the United States while the Fed slowly engages in policy tightening. During the 12 months ended August 31, 2017, municipal bond funds experienced net outflows of approximately $2 billion (based on data from the Investment Company Institute). The asset class came under pressure post the November U.S. election as a result of uncertainty surrounding potential tax-reform, though expectation that tax reform was likely to be delayed or watered down quickly eased investor concerns.

For the same 12-month period, total new issuance remained robust from a historical perspective at $400 billion (though slightly below the $405 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 55%) as issuers continued to take advantage of low interest rates and a flat yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of August 31, 2017
6 months: 3.51%
12 months: 0.92%

A Closer Look at Yields

From August 31, 2016 to August 31, 2017, yields on AAA-rated 30-year municipal bonds increased by 58 basis points (“bps”) from 2.12% to 2.70%, while 10-year rates rose by 44 bps from 1.42% to 1.86% and 5-year rates increased 26 bps from 0.86% to 1.12% (as measured by Thomson Municipal Market Data). The municipal yield curve steepened over the 12-month period with the spread between 2- and 30-year maturities steepening by 34 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2017, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2017

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	5

Trust Summary as of August 31, 2017	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($15.99)[1]	4.77%
Tax Equivalent Yield[2]	8.43%
Current Monthly Distribution per Common Share[3]	$0.0635
Current Annualized Distribution per Common Share[3]	$0.7620
Economic Leverage as of August 31, 2017[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BBK[1,2]	(5.18)%	(1.44)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(0.46)%	(0.01)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

In this environment, the Trust’s positions in longer-dated and longer-duration bonds were the largest detractors from performance. (Duration is a measure of interest rate sensitivity.) Exposure to lower-coupon and zero-coupon bonds, which experienced greater price deterioration than the market as a whole, also detracted from returns. Conversely, positions in pre-refunded issues benefited performance as their low duration and higher credit quality enabled them to hold up better than longer-duration bonds.

•

Positions in the transportation, education and utilities sectors, which were among the weaker sectors for the period, negatively impacted performance. The Trust’s exposure to school district bonds, which were adversely affected by their longer durations, was an additional detractor.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$15.99	$18.22	(12.24)%	$18.55	$14.50
Net Asset Value	$16.32	$17.89	(8.78)%	$17.89	$15.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
County/City/Special District/School District	23%	17%
Health	18	24
Transportation	18	15
Education	11	14
State	11	9
Utilities	9	13
Corporate	5	5
Tobacco	5	2
Housing	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	4%
2018	6
2019	4
2020	6
2021	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	3%	4%
AA/Aa	40	47
A	26	27
BBB/Baa	15	11
BB/Ba	6	5
B	3	1
N/R2	7	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 3%, respectively, of the Trust’s total investments.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2017	7

Trust Summary as of August 31, 2017	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2017 ($15.11)[1]	5.44%
Tax Equivalent Yield[2]	9.61%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Economic Leverage as of August 31, 2017[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BAF[1,2]	1.15%	0.14%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(0.46)%	(0.01)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

The Trust’s exposure to pre-refunded issues benefited performance, as their low duration enabled them to hold up better than longer-duration bonds at a time of rising yields. (Duration is a measure of interest-rate sensitivity.) In addition, the bonds’ higher coupons and income levels further aided their performance. Positions in the tax-backed (local) and transportation sectors also contributed to results.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•	The Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•

Positions in intermediate and longer-dated maturities declined the most in value as they typically have longer durations relative to shorter maturities. In addition, the Trust’s exposure to 4% coupon bonds detracted as lower coupons typically underperform in a rising rate environment.

•	From a sector allocation perspective, the Trust’s exposure to utilities was a detractor.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Municipal Income Investment Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$15.11	$15.79	(4.31)%	$16.30	$13.68
Net Asset Value	$15.69	$16.56	(5.25)%	$16.56	$15.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Transportation	31%	28%
County/City/Special District/School District	28	27
Utilities	15	17
Health	12	14
State	6	6
Education	5	5
Tobacco	1	1
Corporate	1	1
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2018	11%
2019	17
2020	2
2021	28

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	3%	3%
AA/Aa	70	74
A	17	19
BBB/Baa	8	4
N/R	2	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2017	9

Trust Summary as of August 31, 2017	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2017 ($14.84)[1]	4.85%
Tax Equivalent Yield[2]	8.57%
Current Monthly Distribution per Common Share[3]	$0.0600
Current Annualized Distribution per Common Share[3]	$0.7200
Economic Leverage as of August 31, 2017[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BYM[1,2]	0.74%	(0.30)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(0.46)%	(0.01)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•

Holdings in zero-coupon bonds also detracted. Despite their higher income and lack of reinvestment risk, their longer durations accentuated negative price performance in the rising rate environment. (Duration is a measure of interest-rate sensitivity.)

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, further detracted from performance.

•	In this challenging market environment, the Trust’s position in high-quality, defensive pre-refunded bonds was the largest positive contributor to performance.

•	Positions in the transportation and health care sectors, both of which outperformed the broader market, added value.

•

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s strategy had a positive effect on returns. The Trust’s cash position, though modest, was an additional positive at a time of falling prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$14.84	$15.55	(4.57)%	$15.79	$13.50
Net Asset Value	$15.32	$16.22	(5.55)%	$16.22	$14.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Transportation	32%	28%
County/City/Special District/School District	22	25
Utilities	15	12
Health	14	11
State	7	11
Education	5	7
Tobacco	3	3
Corporate	2	2
Housing	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2017	3%
2018	14
2019	8
2020	8
2021	8

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	11%	14%
AA/Aa	48	54
A	24	24
BBB/Baa	11	7
N/R	6	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2017	11

Trust Summary as of August 31, 2017	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2017 ($15.45)[1]	5.71%
Tax Equivalent Yield[2]	10.09%
Current Monthly Distribution per Common Share[3]	$0.0735
Current Annualized Distribution per Common Share[3]	$0.8820
Economic Leverage as of August 31, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on October 2, 2017, was decreased to $0.0650 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BLE[1,2]	0.29%	(0.18)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(0.46)%	(0.01)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Portfolio income made the most significant contribution to performance during a period in which bond prices lost ground. However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•

The Trust’s position in high-quality, defensive, pre-refunded bonds was a positive contributor in the rising-rate environment. Positions in the tobacco sector, which outperformed in the period, also added value.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	AUGUST 31, 2017

BlackRock Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$15.45	$16.34	(5.45)%	$16.38	$13.87
Net Asset Value	$15.17	$16.12	(5.89)%	$16.12	$14.59

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Transportation	24%	22%
Utilities	16	17
County/City/Special District/School District	14	13
Health	12	12
State	11	11
Education	8	10
Corporate	7	7
Tobacco	7	7
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	7%
2018	5
2019	16
2020	13
2021	15

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	4%	7%
AA/Aa	40	43
A	19	20
BBB/Baa	19	17
BB/Ba	7	4
B	2	2
N/R2	9	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 2%, respectively, of the Trust’s total investments.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2017	13

Trust Summary as of August 31, 2017	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade (as rated or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment) municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2017 ($15.03)[1]	5.71%
Tax Equivalent Yield[2]	10.09%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2017[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MFL[1,2]	0.46%	(0.34)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(0.46)%	(0.01)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from neither a premium nor a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	The Trust’s exposure to longer-term bonds, which lagged the overall market, detracted from performance.

•

An underweight in lower investment-grade BBB rated bonds, which outpaced the overall market due to the combination of their superior income accrual and positive price performance in the second half of the reporting period, was an additional detractor.

•	The Trust’s cash position, though modest, contributed to performance at a time of falling prices.

•

The Trust’s position in high-quality, defensive, pre-refunded bonds was also a positive contributor in the rising-rate environment. Holdings in the transportation sector, which outperformed in the period, also added value.

14	ANNUAL REPORT	AUGUST 31, 2017

BlackRock MuniHoldings Investment Quality Fund

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s strategy had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$15.03	$15.86	(5.23)%	$16.16	$13.52
Net Asset Value	$14.91	$15.86	(5.99)%	$15.86	$14.32

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Transportation	41%	37%
Utilities	17	14
Health	15	12
County/City/Special District/School District	12	12
State	8	14
Education	5	9
Tobacco	1	1
Housing	1	1
Corporate	—	—	[1]

[1]	Represents less than 1% of total investments.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	1%
2018	9
2019	20
2020	4
2021	18
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[2]	8/31/17	8/31/16
AAA/Aaa	9%	6%
AA/Aa	59	65
A	26	25
BBB/Baa	4	4
N/R	2	—

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2017	15

Trust Summary as of August 31, 2017	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of an aggregate of the Trust’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Trust’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE American	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2017 ($9.84)[1]	5.61%
Tax Equivalent Yield[2]	9.91%
Current Monthly Distribution per Common Share[3]	$0.0460
Current Annualized Distribution per Common Share[3]	$0.5520
Economic Leverage as of August 31, 2017[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
MVF[1,2]	(3.10)%	(0.38)%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(0.46)%	(0.01)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The municipal bond market generated mixed returns in the past 12 months. Municipal bonds moved lower early in the period due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in the possibility of faster economic growth and tighter Fed policy. As optimism for meaningful fiscal reforms subsequently waned and the economy failed to experience a significant acceleration, municipal bonds stabilized and retraced the majority of their post-election losses.

•

Portfolio income made the most significant positive contribution during a period in which bond prices lost ground. However, the Trust’s use of leverage, while enhancing the level of income, also exacerbated the impact of declining bond prices.

•	Reinvestment was a drag on results, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at materially lower prevailing rates.

•

The Trust’s exposure to pre-refunded issues benefited performance, as their low durations enabled them to hold up better than longer-duration bonds at a time of rising yields. (Duration is a measure of interest rate sensitivity.) At the sector level, tax-backed (local) and education issues contributed to performance, while the school districts and health care sectors detracted.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Trust’s positioning had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	AUGUST 31, 2017

BlackRock MuniVest Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/17	8/31/16	Change	High	Low
Market Price	$9.84	$10.77	(8.64)%	$10.95	$9.35
Net Asset Value	$9.75	$10.38	(6.07)%	$10.38	$9.48

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	8/31/17	8/31/16
Transportation	26%	24%
Health	23	26
County/City/Special District/School District	11	10
Education	9	10
Corporate	8	9
State	7	7
Utilities	7	6
Housing	6	4
Tobacco	3	4

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	8%
2018	14
2019	19
2020	14
2021	5

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	8/31/17	8/31/16
AAA/Aaa	7%	9%
AA/Aa	39	40
A	16	23
BBB/Baa	21	14
BB/Ba	4	3
B	2	2
N/R2	11	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2017 and August 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 2%, respectively, of the Trust’s total investments.

*	Excludes short-term securities.

ANNUAL REPORT	AUGUST 31, 2017	17

Schedule of Investments August 31, 2017	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
Opelika Utilities Board, Refunding RB, 4.00%, 6/01/41	$960	$1,014,778
Arizona — 7.5%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	2,200	2,346,894
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 7/01/45 (a)	460	475,934
County of Pinal Arizona Electric District No.3, Refunding RB:
4.75%, 7/01/21 (b)	680	774,282
4.75%, 7/01/31	3,070	3,384,184
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,805,565
5.00%, 12/01/37	2,065	2,514,943
University Medical Center Corp., RB, 6.50%, 7/01/19 (b)	500	550,500
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (b)	900	1,065,078

		12,917,380
Arkansas — 2.2%
City of Benton Arkansas, RB, 4.00%, 6/01/39	505	534,684
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	840	883,227
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	1,835	1,915,226
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	520,028

		3,853,165
California — 25.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	1,900	2,155,968
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Arts and Sciences, Series A, 4.00%, 11/01/45	1,550	1,608,280
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (c)	1,000	1,114,360
Chaffey Joint Union High School District, GO, Election of 2012, Series C, 5.25%, 8/01/47	4,955	5,994,708
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.75%, 3/01/34	2,000	2,277,420
County of Los Angeles Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 7/01/38	4,095	4,942,788
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (c)	1,650	1,705,754
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (d)	8,000	3,617,920

Municipal Bonds	Par (000)	Value
California (continued)
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (d)	$1,500	$1,029,000
0.00%, 8/01/33 (d)	4,000	1,647,120
0.00%, 8/01/39 (c)	2,605	2,468,680
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (c)	2,800	3,321,220
State of California, GO, Refunding:
5.00%, 10/01/39	1,000	1,174,820
Various Purposes, 5.00%, 2/01/38	3,000	3,469,800
State of California, GO, Various Purposes:
5.75%, 4/01/31	2,000	2,153,720
6.00%, 3/01/33	1,000	1,123,510
6.50%, 4/01/33	1,950	2,127,684
5.50%, 3/01/40	2,350	2,599,593

		44,532,345
Colorado — 0.7%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,120,836
Connecticut — 0.3%
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	550	593,049
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,200	1,290,756
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 6/01/55	950	1,065,121

		2,355,877
District of Columbia — 2.0%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 7/01/37	2,855	3,413,238
Florida — 3.7%
Capital Trust Agency Inc., RB, M/F Housing, The Gardens Apartment Project, Series A, 4.75%, 7/01/40	600	627,510
County of Miami-Dade Florida, RB, AMT, Seaport Department, Series B, 6.00%, 10/01/31	4,135	4,934,047
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/36	125	132,795
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 5/01/35 (e)(f)	860	601,596

		6,295,948
Hawaii — 0.3%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	400	439,616

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	PILOT	Payment in Lieu of Taxes
BAM	Build America Mutual Assurance Co.	GTD	Guaranteed	PSF	Permanent School Fund
BARB	Building Aid Revenue Bonds	HFA	Housing Finance Agency	PSF-GTD	Permanent School Fund Guaranteed
BHAC	Berkshire Hathaway Assurance Corp.	HRB	Housing Revenue Bonds	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	S/F	Single-Family
COP	Certificates of Participation	IDB	Industrial Development Board

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Municipal Bonds	Par (000)	Value
Idaho — 0.3%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 3/01/39	$500	$553,060
Illinois — 7.2%
City of Chicago Illinois, ARB, O’Hare International Airport, Senior Lien, Series D, 5.00%, 1/01/47	505	577,382
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	1,600	1,677,120
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Senior Lien:
Series B, 5.00%, 1/01/35	2,000	2,350,140
Series B, 5.00%, 1/01/41	2,000	2,285,000
Series C, 5.00%, 1/01/38	1,000	1,148,840
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	870	960,149
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	665	718,739
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, 6.00%, 5/15/39	295	324,031
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,063,050
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,150	1,310,919

		12,415,370
Kansas — 2.6%
County of Seward Kansas Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 9/01/39	720	850,983
5.00%, 9/01/39	3,280	3,650,115

		4,501,098
Kentucky — 3.6%
County of Boyle Kentucky, Refunding RB, Centre College of Kentucky, 5.00%, 6/01/37	2,500	2,865,200
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,830	1,990,875
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C (c):
0.00%, 7/01/34	500	447,185
0.00%, 7/01/39	830	726,582
0.00%, 7/01/43	270	236,350

		6,266,192
Louisiana — 1.5%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	860	958,797
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,050	1,189,576
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	400	441,804

		2,590,177
Maryland — 0.2%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 7/01/36	170	172,710
5.25%, 7/01/44	170	172,451

		345,161

Municipal Bonds	Par (000)	Value
Massachusetts — 2.1%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 1/01/47	$630	$706,797
5.25%, 1/01/42	565	650,897
Massachusetts Development Finance Agency, Refunding RB, International Charter School, 5.00%, 4/15/40	400	430,392
Massachusetts Port Authority, Refunding ARB, Series A, AMT, 5.00%, 7/01/42	1,500	1,740,600

		3,528,686
Michigan — 5.1%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	240	256,860
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 5.00%, 11/15/41	5,560	6,271,903
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,100	2,183,748
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	40	42,288

		8,754,799
Minnesota — 4.5%
City of Maple Grove Minnesota, Refunding RB, Maple Grove Hospital, Corp., 4.00%, 5/01/37	880	915,790
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,890	4,125,695
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding ARB, Sub Series D, AMT, 5.00%, 1/01/41	290	332,827
Minnesota Higher Education Facilities Authority, RB:
Augsburg College, Series B, 4.25%, 5/01/40	1,185	1,188,033
College of St. Benedict, Series 8-K, 5.00%, 3/01/37	660	742,051
College of St. Benedict, Series 8-K, 4.00%, 3/01/43	385	397,047

		7,701,443
Mississippi — 1.9%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	400	441,032
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	845	914,848
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,873,287

		3,229,167
Missouri — 3.1%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	964,863
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	561,785
A.T. Still University of Health Sciences, 4.25%, 10/01/32	320	341,168
A.T. Still University of Health Sciences, 5.00%, 10/01/39	500	558,160
Heartland Regional Medical Center, 4.13%, 2/15/43	300	311,814
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,000	1,125,820

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	19

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Municipal Bonds	Par (000)	Value
Missouri (continued)
Missouri State Health & Educational Facilities Authority, Refunding RB, Kansas City University of Medicine and Biosciences, Series A:
5.00%, 6/01/42	$540	$620,833
5.00%, 6/01/47	770	881,095

		5,365,538
Montana — 0.7%
County of Cascade Montana High School District A Great Falls, GO:
4.00%, 7/01/34	570	627,906
4.00%, 7/01/35	550	604,885

		1,232,791
Nebraska — 1.6%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	600	654,462
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	400	444,684
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	250	283,758
4.00%, 1/01/44	400	410,556
Public Power Generation Agency, Refunding RB, 3.13%, 1/01/35	960	934,339

		2,727,799
Nevada — 1.2%
City of Las Vegas Nevada, RB, Special Assessment, No. 809 Summerlin Area, 5.65%, 6/01/23	1,025	1,018,706
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,000	1,069,020

		2,087,726
New Jersey — 13.9%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, Series B, 5.63%, 11/15/30	660	744,975
Goethals Bridge Replacement Project (AGM), AMT, 5.13%, 7/01/42	200	220,038
School Facilities Construction, Series UU, 5.00%, 6/15/40	425	450,802
New Jersey EDA, Refunding RB:
Series B, 5.50%, 6/15/30	1,250	1,453,975
Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	8,841,750
New Jersey Educational Facilities Authority, Refunding RB, College of New Jersey, Series G, 3.50%, 7/01/31	900	920,556
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/21 (b)	510	576,473
5.63%, 7/01/21 (b)	1,700	1,985,855
5.00%, 7/01/25	500	570,260
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	15	15,072
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	1,860	2,134,815
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (d)	1,000	430,640
Transportation Program, Series AA, 5.00%, 6/15/45	900	962,154
Transportation Program, Series AA, 5.00%, 6/15/46	400	427,348

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/40	$1,000	$1,177,510
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	3,000	2,899,020

		23,811,243
New Mexico — 1.1%
New Mexico Finance Authority, RB, Senior Lien, Series A:
3.25%, 6/01/33	545	563,426
3.25%, 6/01/34	840	860,597
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	450	511,295

		1,935,318
New York — 6.0%
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	925	939,670
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	900	925,533
Counties of New York Tobacco Trust VI, Refunding RB, Settlement Pass-Through Turbo, Series C, 4.00%, 6/01/51	500	468,655
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,160	1,140,930
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 2/15/37	2,190	2,599,793
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	800	865,072
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	405	449,433
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 7/01/41	1,000	1,104,490
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/31	1,295	1,383,435
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	400	400,816

		10,277,827
North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/21 (b)	480	548,904
Ohio — 2.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 6/01/47	2,000	1,990,080
City of Dayton Ohio Airport Revenue, Refunding ARB, James M. Cox Dayton International Airport, Series A (AGM), AMT, 4.00%, 12/01/32	2,000	2,076,160

		4,066,240
Oklahoma — 1.8%
Norman Oklahoma Regional Hospital Authority, Refunding RB, 4.00%, 9/01/37	1,275	1,312,918
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	819,893
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	820	903,911

		3,036,722

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Municipal Bonds	Par (000)	Value
Oregon — 1.6%
County of Lane Oregon School District No. 19 Springfield, GO, CAB, Series B, 0.00%, 6/15/40 (d)	$1,000	$419,060
Oregon Health & Science University, RB, Series A, 4.00%, 7/01/37	675	720,812
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 4/01/45	1,475	1,665,187

		2,805,059
Pennsylvania — 7.8%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	1,695	1,772,207
Delaware River Port Authority, RB:
4.50%, 1/01/32	1,500	1,667,235
Series D (AGM), 5.00%, 1/01/40	2,600	2,817,204
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.00%, 6/01/42	5,000	5,667,800
Pottsville Hospital Authority, Refunding RB, Lehigh Valley Health Network, Series B, 5.00%, 7/01/45	1,250	1,402,375

		13,326,821
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	940	944,606
5.63%, 5/15/43	890	895,474

		1,840,080
Rhode Island — 4.5%
Rhode Island Health & Educational Building Corp., Refunding RB, Series A (AGM), 3.75%, 5/15/32	1,155	1,206,536
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	1,540	1,774,034
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/19 (b)	900	963,684
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,085,440
Series B, 4.50%, 6/01/45	2,730	2,761,914

		7,791,608
Tennessee — 2.9%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	1,950	2,074,585
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	954,966
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	300,303
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	800	859,040
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	675	765,045

		4,953,939
Texas — 8.7%
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (d)	11,690	3,652,190
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	1,500	1,663,395
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38 (d)	10,760	4,454,640

Municipal Bonds	Par (000)	Value
Texas (continued)
Leander Independent School District, GO, Refunding, CAB, Series D (PSF-GTD) (d):
0.00%, 8/15/24 (b)	$370	$196,196
0.00%, 8/15/35	3,630	1,774,525
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	760	869,159
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 6/30/40	2,000	2,267,580

		14,877,685
Utah — 0.2%
Utah State Charter School Finance Authority, Refunding RB, Mountainville Academy, 4.00%, 4/15/42	400	411,956
Vermont — 0.8%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	500	528,735
Vermont Student Assistance Corp., RB, Series A, 4.13%, 6/15/30	810	852,444

		1,381,179
Virginia — 0.8%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 3/01/36	490	494,415
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	725	824,593

		1,319,008
Wisconsin — 0.6%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 8/01/35	280	272,955
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 7/01/37	665	752,740

		1,025,695
Total Municipal Bonds — 134.7%		231,244,523

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Colorado — 2.2%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 5/01/18 (b)	3,750	3,855,413
Connecticut — 1.7%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	2,611	2,980,034
Georgia — 2.7%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/43	4,003	4,639,592
New Jersey — 0.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (h)	1,400	1,480,883
New York — 12.8%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	3,990	4,370,566
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (b)	104	107,659
5.75%, 6/15/40	346	360,061

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	21

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (continued)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	$6,000	$6,873,707
Series FF-2, 5.50%, 6/15/40	405	437,837
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	2,500	2,888,705
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,505	2,852,232
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 7/01/18 (b)	2,199	2,277,220
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,786,153

		21,954,140
Ohio — 1.9%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 4/28/18 (b)	1,260	1,294,726
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/18 (b)	2,000	2,028,800

		3,323,526

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Texas — 1.1%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$1,580	$1,798,656
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.3%		40,032,244
Total Long-Term Investments (Cost — $250,194,591) — 158.0%		271,276,767

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (i)(j)	136,442	136,483
Total Short-Term Securities (Cost — 136,483) — 0.1%		136,483
Total Investments (Cost — $250,331,074) — 158.1%		271,413,250
Other Assets Less Liabilities — 1.5%		2,642,663
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.1)%		(22,451,244)
VMTP Shares at Liquidation Value — (46.5)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$171,704,669

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Zero-coupon bond.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2019 to June 15, 2019, is $2,411,645. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,139,553	(2,003,111)	136,442	$136,483	$13,328	$2,430	—

[1]	Includes net capital gain distributions.

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(21)	December 2017	$2,489	$(3,870)
10-Year U.S. Treasury Note	(53)	December 2017	$6,730	(9,278)
Long U.S. Treasury Bond	(72)	December 2017	$11,239	(50,614)
Ultra Long U.S. Treasury Bond	(15)	December 2017	$2,536	(11,712)
Total				$(75,474)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation	[1]	—	—	—	—	$75,474	—	$75,474

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$642,731	—	$642,731

Net Change in Unrealized Appreciation (Depreciation) from:
Futures contracts	—	—	—	—	$(89,339)	—	$(89,339)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – long	$241,875	[1]
Average notional value of contracts – short	$21,966,457

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$271,276,767	—	$271,276,767
Short-Term Securities	$136,483	—	—	136,483

Total	$136,483	$271,276,767	—	$271,413,250

Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(75,474)	—	—	$(75,474)

[1] See above Schedule of Investments for values in each state or political subdivision.

[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	23

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(22,403,733)	—	$(22,403,733)
VMTP Shares at Liquidation Value	—	(79,900,000)	—	(79,900,000)

Total	—	$(102,303,733)	—	$(102,303,733)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments August 31, 2017	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC) (a):
6.00%, 6/01/19	$1,000	$1,088,090
6.13%, 6/01/19	1,000	1,090,260
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	335	372,704

		2,551,054
California — 15.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18 (a)	2,005	2,102,483
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,272,141
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,217,171
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/18 (a)	1,400	1,455,482
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,025	1,258,157
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/19 (a)	3,210	3,447,957
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21 (a)	1,000	1,173,460
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/19 (a)	1,125	1,222,132
State of California, GO, Refunding Various Purposes, 4.00%, 11/01/36 (b)	490	531,645
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,000	1,210,470
5.50%, 11/01/31	1,500	1,811,820
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	505	598,617
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	380	464,136
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,355	2,776,828

		20,542,499
Colorado — 3.9%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	3,250	3,802,175
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19 (a)	1,425	1,547,977

		5,350,152
Florida — 9.3%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	5,212,574
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	205	243,109
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	4,215	5,084,891
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 8/01/41	1,305	1,423,690
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 6/01/32	745	878,534

		12,842,798

Municipal Bonds	Par (000)	Value
Georgia — 2.1%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	$2,500	$2,906,075
Illinois — 22.3%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, 3rd Lien, Series C (AGC), 5.25%, 1/01/30	1,000	1,080,850
City of Chicago Illinois O’Hare International Airport, ARB, 3rd Lien, Series A:
5.75%, 1/01/21 (a)	690	795,453
5.75%, 1/01/39	135	153,206
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (a)	3,740	4,403,214
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	1,300	1,383,447
Sales Tax Receipts, 5.25%, 12/01/36	3,185	3,460,853
Sales Tax Receipts, 5.25%, 12/01/40	3,000	3,242,430
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,184,590
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,480	1,561,770
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	855	920,835
5.25%, 12/01/43	1,430	1,506,877
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,885	2,154,140
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	1,043,137
6.00%, 6/01/28	260	296,382
State of Illinois, GO:
5.25%, 2/01/31	610	658,483
5.25%, 2/01/32	1,000	1,076,540
5.50%, 7/01/33	1,000	1,083,250
5.50%, 7/01/38	270	291,600
State of Illinois Toll Highway Authority, Refunding RB, Series B, 5.50%, 1/01/18 (a)	2,250	2,285,482

		30,582,539
Indiana — 1.8%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 1/01/19 (a)	470	499,361
5.50%, 1/01/38	1,945	2,051,002

		2,550,363
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93, (AGC) (a):
5.25%, 2/01/19	800	849,024
5.25%, 2/01/19	100	105,964

		954,988
Louisiana — 1.0%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC) (a):
Series A-1, 6.00%, 1/01/19	375	400,492
Series A-2, 6.00%, 1/01/19	150	160,197
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	790	834,430

		1,395,119
Massachusetts — 1.5%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 1/01/47	695	779,720

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	25

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB, Series A:
Emerson College, 5.00%, 1/01/36 (b)	$395	$458,066
Emerson College, 5.00%, 1/01/37 (b)	215	248,712
Emmanuel College Issue, 5.00%, 10/01/35	500	574,695

		2,061,193
Michigan — 2.3%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM):
6.25%, 7/01/19 (a)	1,695	1,860,144
6.25%, 7/01/36	5	5,408
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,205	1,294,531

		3,160,083
Minnesota — 2.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	565	603,250
6.50%, 11/15/38	3,115	3,303,738

		3,906,988
Mississippi — 1.8%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,284,290
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,171,950

		2,456,240
Montana — 0.5%
Missoula County Elementary School District No. 1, GO, School Building, 4.00%, 7/01/37 (b)	250	271,515
Missoula High School District No. 1, GO, School Building (b):
4.00%, 7/01/35	205	223,735
4.00%, 7/01/36	125	135,867

		631,117
Nevada — 3.4%
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/18 (a)	2,410	2,487,482
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/19 (a)	2,000	2,158,960

		4,646,442
New Jersey — 4.9%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,300	1,398,085
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,480	1,531,253
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.50%, 12/15/38	2,000	2,089,700
Series AA, 5.50%, 6/15/39	1,620	1,771,486

		6,790,524
New York — 4.4%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,618,791
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	1,565	1,797,872
Series A-1, 5.25%, 11/15/39	1,000	1,180,430

Municipal Bonds	Par (000)	Value
New York (continued)
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 6/01/42	$430	$430,598

		6,027,691
Ohio — 0.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	470	557,655
Oklahoma — 1.2%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 9/01/37	490	548,334
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	990	1,091,307

		1,639,641
Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38 (c)	510	221,070
Pennsylvania — 3.1%
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	535	556,068
Pennsylvania Turnpike Commission, RB, Series C, 5.00%, 12/01/43	1,720	1,929,221
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,500	1,725,660

		4,210,949
South Carolina — 2.8%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,525	1,801,025
State of South Carolina Public Service Authority, RB, Series E, 5.00%, 12/01/48	275	300,809
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,490	1,702,384

		3,804,218
Texas — 12.8%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	1,000	1,040,400
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	980	1,137,898
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	3,365	3,637,632
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 5/15/19 (a)	945	1,016,914
6.00%, 5/15/19 (a)	2,465	2,678,592
6.00%, 5/15/19 (a)	2,100	2,281,965
6.00%, 11/15/35	135	146,823
6.00%, 11/15/36	115	125,072
5.38%, 11/15/38	55	58,721
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	205	220,150
6.50%, 7/01/37	795	843,551
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,000	1,188,990

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Municipal Bonds	Par (000)	Value
Texas (continued)
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	$1,000	$1,141,890
Series K-1 (AGC), 5.75%, 1/01/19 (a)	1,500	1,596,600
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	440	503,197

		17,618,395
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	370	416,994
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,070,950

		1,487,944
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,025	1,150,440
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	795	897,388

		2,047,828
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Marshfield Clinic Health System Inc., Series C, 4.00%, 2/15/50 (b)	860	861,987
Total Municipal Bonds — 103.3%		141,805,552

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Alabama — 0.8%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,000	1,062,170
California — 12.6%
Fremont Union High School District, GO, Refunding, Series A, 4.00%, 8/01/46	1,640	1,763,705
Sacramento Area Flood Control Agency, Refunding RB, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,775	3,251,856
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 8/01/31	10,680	12,275,806

		17,291,367
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,306	1,490,017
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(e)	759	802,078
Illinois — 5.3%
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	825	942,020
Senior, Series B, 5.00%, 1/01/40	3,329	3,816,343
Series C, 5.00%, 1/01/38	2,252	2,559,374

		7,317,737
Michigan — 2.2%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	2,650	3,023,306
Nevada — 4.9%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/18 (a)	2,000	2,087,380

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Nevada (continued)
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	$4,100	$4,663,094

		6,750,474
New Jersey — 6.5%
New Jersey EDA, RB, School Facilities Construction (AGC) (a):
6.00%, 12/15/34	986	1,052,831
6.00%, 12/15/34	14	14,899
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (e)	6,020	6,815,363
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	1,000	1,057,773

		8,940,866
New York — 14.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	4,993	5,688,356
Series FF, 5.00%, 6/15/45	3,019	3,401,168
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	900	951,597
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	1,000	1,155,482
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,540	3,000,592
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,955	3,364,608
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (e)	1,740	2,025,672

		19,587,475
North Carolina — 2.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,400	2,753,352
Pennsylvania — 3.4%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/38	1,349	1,543,554
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,094	1,303,135
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2 (AGM), 5.00%, 6/01/35	1,640	1,912,404

		4,759,093
Texas — 5.6%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,456	4,967,336
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	2,310	2,686,969

		7,654,305
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,066,431
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 60.1%		82,498,671
Total Long-Term Investments (Cost — $207,314,278) — 163.4%		224,304,223

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	27

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (f)(g)	189,247	$189,303
Total Short-Term Securities (Cost — $189,322) — 0.1%		189,303
Total Investments (Cost — $207,503,600) — 163.5%		224,493,526
Liabilities in Excess of Other Assets — (0.0)%		(7,028)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.8)%		(45,022,626)
VMTP Shares at Liquidation Value — (30.7)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$137,263,872

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Zero-coupon bond.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 7, 2018 to July 1, 2020, is $7,481,044. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	704,474	(515,227)	189,247	$189,303	$2,876	$226	$(19)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(39)	December 2017	$4,622	$(8,735)
10-Year U.S. Treasury Note	(30)	December 2017	$3,810	(7,109)
Long U.S. Treasury Bond	(28)	December 2017	$4,371	(22,932)
Ultra Long U.S. Treasury Bond	(7)	December 2017	$1,183	(5,843)
Total				$(44,619)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$44,619	—	$44,619

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Quality Trust (BAF)

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$293,935	—	$293,935

Net Change in Unrealized Appreciation (Depreciation) from:
Futures contracts	—	—	—	—	$(57,524)	—	$(57,524)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$14,604,024

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$224,304,223	—	$224,304,223
Short-Term Securities	$189,303	—	—	189,303

Total	$189,303	$224,304,223	—	$224,493,526

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(44,619)	—	—	$(44,619)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(44,937,138)	—	$(44,937,138)
VMTP Shares at Liquidation Value	—	(42,200,000)	—	(42,200,000)

Total	—	$(87,137,138)	—	$(87,137,138)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	29

Schedule of Investments August 31, 2017	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.7%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 0.00%, 3/01/45 (a)	$1,165	$1,227,700
City of Birmingham Alabama Airport Authority, ARB, (AGM), 5.50%, 7/01/40	5,800	6,398,560
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (b)	1,495	1,626,695
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 2/01/43	1,005	1,163,438
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20 (b)	3,800	4,369,810

		14,786,203
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,191,648
Arizona — 0.7%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A:
3.25%, 1/01/37	670	665,223
5.00%, 1/01/38	440	514,672
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,250	1,350,188
5.25%, 10/01/28	250	271,375

		2,801,458
California — 15.7%
California Health Facilities Financing Authority, RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	676,400
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,465	1,920,805
Sutter Health, Series A, 5.00%, 11/15/35	875	1,043,963
Sutter Health, Series A, 5.00%, 11/15/36	660	785,506
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, 1st Lien, Series A (AMBAC), 5.00%, 1/01/28 (b)	10,100	13,112,729
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,620	1,828,024
City of Los Angeles Department of Airports, RB, Sub-Series B:
5.00%, 5/15/36	625	744,638
5.00%, 5/15/37	875	1,040,848
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/18 (b)	7,450	7,741,891
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (b)(c):
0.00%, 2/01/18	13,575	6,813,971
0.00%, 2/01/18	14,150	6,740,777
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (a)	1,580	1,301,936
San Diego California Unified School District, GO, Election of 2008 (c):
CAB, Series C, 0.00%, 7/01/38	2,000	945,240
CAB, Series G, 0.00%, 7/01/34	725	343,338
CAB, Series G, 0.00%, 7/01/35	775	344,999
CAB, Series G, 0.00%, 7/01/36	1,155	483,933
CAB, Series G, 0.00%, 7/01/37	770	303,203

Municipal Bonds	Par (000)	Value
California (continued)
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (c)	$1,400	$909,804
San Diego County Regional Airport Authority, Refunding RB, Series A, 5.00%, 7/01/37	1,750	2,090,497
San Marcos Schools Financing Authority, Refunding LRB, AGM, 5.00%, 8/15/35	1,000	1,189,020
State of California, GO, Refunding, Various Purposes, 5.00%, 10/01/41	1,100	1,254,737
State of California, GO, Various Purposes, 5.00%, 4/01/42	3,000	3,421,890
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	1,415	1,700,023
Washington Township Health Care District, Refunding RB, Series B, 5.00%, 7/01/30	1,500	1,731,000
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/37 (c)	10,000	4,856,000

		63,325,172
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	960	1,053,735
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	1,305	1,485,416

		2,539,151
District of Columbia — 3.3%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	9,775,025
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 7/01/42	2,850	3,372,148

		13,147,173
Florida — 11.5%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC):
5.00%, 10/01/32	3,000	3,010,710
5.00%, 10/01/37	5,000	5,017,850
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,795	1,992,127
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (b)	1,400	1,451,870
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (b)	6,750	7,074,067
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	2,770	3,341,673
County of Miami-Dade Florida Aviation, Refunding ARB:
Aviation, Miami International Airport, Series A-1, 5.50%, 10/01/41	5,000	5,546,800
Series A, 5.50%, 10/01/36	5,000	5,434,800
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 4/01/40	3,910	4,414,155
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 8/01/42	685	786,538
County of Miami-Dade Florida Transit System, RB, Surtax (AGM), 5.00%, 7/01/18 (b)	1,300	1,345,578
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/41	630	687,298
5.00%, 8/01/47	1,845	2,003,504

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	$300	$318,633
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,340	1,575,398
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21 (b)	2,000	2,328,760

		46,329,761
Georgia — 2.5%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	7,500	8,718,225
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	545	643,759
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	155	172,315
5.00%, 4/01/44	595	651,817

		10,186,116
Hawaii — 1.4%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,507,200
Illinois — 13.0%
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 1/01/42	3,300	3,906,309
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A:
5.63%, 1/01/21 (b)	1,230	1,412,962
5.63%, 1/01/35	295	333,179
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series D, 5.25%, 1/01/34	9,800	11,059,104
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	3,500	3,910,585
Sales Tax Receipts, 5.25%, 12/01/36	650	706,297
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.13%, 12/01/38	7,700	8,106,945
5.50%, 12/01/38	1,000	1,077,000
5.25%, 12/01/43	500	526,880
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	210	224,627
Illinois Finance Authority, Refunding RB:
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 8/15/37	3,130	3,208,970
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 8/15/44	390	418,540
University of Chicago Medical Center, Series B, 4.00%, 8/15/41	900	927,162
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	809,350
State of Illinois, GO:
5.25%, 7/01/29	8,345	8,994,992
5.50%, 7/01/33	880	953,260
5.50%, 7/01/38	1,475	1,593,000
State of Illinois Toll Highway Authority, Refunding RB, Series B, 5.50%, 1/01/18 (b)	4,500	4,570,965

		52,740,127
Indiana — 1.8%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	1,100	1,257,256

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 1/01/19 (b)	$1,125	$1,195,279
5.50%, 1/01/38	4,625	4,877,062

		7,329,597
Iowa — 2.2%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 7/01/33	3,000	3,539,100
Series A (AGC), 5.63%, 8/15/19 (b)	5,000	5,455,650

		8,994,750
Kentucky — 0.4%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC):
5.25%, 2/01/19 (b)	1,330	1,411,502
5.25%, 2/01/29	170	180,039

		1,591,541
Massachusetts — 1.3%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 1/01/47	2,370	2,658,903
Massachusetts Development Finance Agency, Refunding RB, Series A:
Emerson College, 5.00%, 1/01/40 (d)	610	699,877
Emmanuel College Issue, 5.00%, 10/01/43	420	469,342
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,395	1,597,680

		5,425,802
Michigan — 6.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/18 (b)	3,000	3,122,040
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,100	1,256,453
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/41	2,235	2,521,170
Henry Ford Health System, 3.25%, 11/15/42	995	918,902
Trinity Health Credit Group, 5.00%, 12/01/21 (b)	30	34,840
Trinity Health Credit Group, 5.00%, 12/01/39	9,020	10,175,913
Royal Oak Hospital Finance Authority, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 9/01/39	1,560	1,738,136
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,273,340
Series I-A, 5.38%, 10/15/41	800	909,336
Series II-A, 5.38%, 10/15/36	1,500	1,699,905
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	430	480,671

		25,130,706
Nebraska — 1.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,345	7,059,384

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	31

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)

Municipal Bonds	Par (000)	Value
Nevada — 1.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	$3,000	$3,259,110
(AGM), 5.25%, 7/01/39	4,100	4,463,998

		7,723,108
New Jersey — 6.7%
New Jersey EDA, RB, Series WW:
5.25%, 6/15/33	170	186,595
5.00%, 6/15/34	225	242,100
5.00%, 6/15/36	1,395	1,498,105
5.25%, 6/15/40	400	439,896
New Jersey Transportation Trust Fund Authority, RB:
5.00%, 6/15/36	5,070	5,394,024
CAB, Transportation System, Series A, 0.00%, 12/15/38 (c)	5,845	2,147,102
Transportation Program, Series AA, 5.25%, 6/15/33	1,660	1,804,603
Transportation Program, Series AA, 5.00%, 6/15/38	945	1,010,498
Transportation System, Series A, 5.50%, 6/15/41	3,000	3,193,470
Transportation System, Series AA, 5.50%, 6/15/39	3,785	4,138,935
Transportation System, Series B, 5.25%, 6/15/36	5,000	5,287,650
Transportation System, Series D, 5.00%, 6/15/32	900	974,700
New Jersey Turnpike Authority, Refunding RB, Series B, 4.00%, 1/01/37	595	638,750

		26,956,428
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	405	460,165
New York — 3.8%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,950	2,069,691
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Fiscal, Sub-Series E-1, 5.00%, 2/01/37	1,465	1,736,801
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,650	1,929,774
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 2/15/21 (b)	465	538,889
5.75%, 2/15/47	305	350,927
Hudson Yards Infrastructure Corp., Refunding RB, 2nd Indenture, Series A, 5.00%, 2/15/39	710	838,318
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	1,570	1,844,342
New York City Water & Sewer System, Refunding RB, Second Generation Resolution, 5.00%, 6/15/37	2,000	2,393,300
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series, 5.00%, 11/15/37	2,000	2,403,900
State of New York Dormitory Authority, RB, Series B, 5.75%, 3/15/19 (b)	1,300	1,397,383

		15,503,325

Municipal Bonds	Par (000)	Value
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	$610	$720,983
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	780	923,232
5.25%, 2/15/33	1,095	1,292,330

		2,936,545
Oregon — 0.4%
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 0.00%, 6/15/36 (a)	945	1,081,723
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 6/15/38 (c)	1,115	483,319

		1,565,042
Pennsylvania — 3.5%
Pennsylvania HFA, RB, S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	1,770	1,835,508
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	4,245	4,772,993
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	695	795,650
Series A-1, 5.00%, 12/01/41	2,730	3,124,731
Series B, 5.00%, 12/01/40	1,060	1,213,043
Series C, 5.50%, 12/01/33	630	742,297
Subordinate, Special Motor License Fund, 6.00%, 12/01/20 (b)	625	725,362
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	850	966,110

		14,175,694
Rhode Island — 1.5%
Rhode Island Commerce Corp., RB, Airport Corp., Series D, 5.00%, 7/01/46	250	281,305
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	5,855	5,923,445

		6,204,750
South Carolina — 5.0%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	260	302,900
State of South Carolina Ports Authority, RB, 5.25%, 7/01/40	5,000	5,461,250
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,960	7,950,547
Series E, 5.50%, 12/01/53	610	691,014
State of South Carolina Public Service Authority, Refunding RB, Series B:
Santee Cooper, 5.00%, 12/01/38	2,360	2,603,009
(AGM), 5.00%, 12/01/56	2,845	3,217,695

		20,226,415
Tennessee — 0.0%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	35	39,669
Texas — 19.1%
City of Houston Texas Combined Utility System Revenue, Refunding RB, 1st Lien, Series B, 5.00%, 11/15/36	2,890	3,428,465
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 2/01/38	615	704,157

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)

Municipal Bonds	Par (000)	Value
Texas (continued)
Coppell Texas ISD, GO, CAB, Refunding (PSF-GTD), 0.00%, 8/15/30 (c)	$10,030	$7,094,119
County of Harris Texas, GO, Refunding, (NPFGC) (c):
0.00%, 8/15/25	7,485	6,424,525
0.00%, 8/15/28	10,915	8,587,595
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Junior Lien, Series H (NPFGC) (c):
0.00%, 11/15/38	5,785	2,142,301
0.00%, 11/15/39	6,160	2,136,966
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	2,340	1,083,724
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,090	1,291,748
Grand Parkway Transportation Corp., RB, Convertible CAB, Series B, 0.00%, 10/01/46 (a)	2,365	2,238,378
Harris County-Houston Texas Sports Authority, Refunding RB, 3rd Lien, Series A (NPFGC) (c):
0.00%, 11/15/24 (b)	5,965	2,287,339
0.00%, 11/15/38	10,925	3,647,967
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	3,775	1,563,529
North Texas Tollway Authority, RB:
CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	1,975	796,360
Convertible CAB, Series C, 0.00%, 9/01/45 (a)	2,500	2,961,650
Special Projects System, Series A, 6.00%, 9/01/41	1,000	1,175,350
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18 (b)	8,650	8,793,330
1st Tier System (NPFGC), 5.75%, 1/01/40	2,785	2,826,385
1st Tier System, Series A, 6.00%, 1/01/19 (b)	510	544,532
1st Tier System, Series A, 6.00%, 1/01/28	115	122,754
1st Tier System, Series S (NPFGC), 5.75%, 1/01/18 (b)	11,615	11,807,461
Series B, 5.00%, 1/01/40	385	430,726
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	2,105	2,330,003
5.00%, 12/15/32	2,540	2,799,690

		77,219,054
Utah — 2.0%
Salt Lake City Corp. Airport Revenue, RB, Series B, 5.00%, 7/01/42	2,575	3,029,848
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/18 (b)	5,000	5,165,250

		8,195,098
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health:
5.50%, 5/15/19 (b)	140	150,968
5.50%, 5/15/35	260	278,218

		429,186
Washington — 2.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (b)	3,500	3,524,955

Municipal Bonds	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	$2,000	$2,246,540
MultiCare Health System, Series C (AGC), 5.50%, 8/15/18 (b)	4,000	4,176,720
Providence Health & Services, Series A, 5.25%, 10/01/39	675	725,180

		10,673,395
Wisconsin — 2.6%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 3/01/46	3,215	3,650,375
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,500	1,617,570
Marshfield Clinic Health System, Inc. Series C, 4.00%, 2/15/42 (d)	5,000	5,054,750

		10,322,695
Total Municipal Bonds — 116.4%		470,716,358

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.3%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/19 (b)	1,300	1,397,422
California — 2.2%
California State University, RB, Systemwide, Series A (AGM) (f):
5.00%, 5/01/18 (b)	3,292	3,384,902
5.00%, 11/01/33	86	88,574
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (b):
5.00%, 5/01/18	808	830,991
5.00%, 5/01/18	4,062	4,177,998
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (b)	449	486,448

		8,968,913
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,561	1,781,170
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	1,080	1,184,989
Florida — 5.9%
City of Miami Beach Florida, RB, 5.00%, 9/01/45	3,500	4,005,295
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,950	2,221,109
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	10,101	11,141,676
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (b)	6,096	6,629,454

		23,997,534
Illinois — 5.1%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,400	2,742,672

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	33

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Illinois (continued)
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (b)(f)	$1,400	$1,507,442
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	3,045	3,476,912
Senior, Series B, 5.00%, 1/01/40	1,170	1,340,877
Series A, 5.00%, 1/01/38	7,714	8,675,531
Series C, 5.00%, 1/01/38	2,658	3,020,061

		20,763,495
Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 9/01/47	5,363	6,588,741
Maryland — 0.9%
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 7/01/41	3,139	3,671,525
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	1,661	1,922,131
Michigan — 0.9%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	2,220	2,502,209
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	960	1,095,235

		3,597,444
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (b)(f)	4,197	4,535,269
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/19 (b)	2,024	2,203,535
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	3,900	4,535,310

		11,274,114
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	920	1,072,315
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	2,000	2,115,547

		3,187,862
New York — 13.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,240	7,148,655
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2014, Series DD, 5.00%, 6/15/35	1,845	2,171,620
Series FF, 5.00%, 6/15/39	8,355	9,766,744
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,850	4,574,724
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,700	2,008,270
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/30	12,500	14,664,625
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	5,720	6,480,645

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 198th Series, 5.25%, 11/15/56	$2,561	$3,027,610
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	4,500	4,737,420

		54,580,313
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	620	655,830
Pennsylvania — 1.8%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/42	1,020	1,161,862
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,997	5,950,856

		7,112,718
South Carolina — 0.2%
South Carolina Public Service Authority, Refunding RB, Series A (b)(f):
5.50%, 1/01/19	48	50,755
5.50%, 1/01/19	553	586,866

		637,621
Texas — 2.4%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	4,167	4,324,305
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	719	801,902
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 2/15/41	3,920	4,551,708

		9,677,915
Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,210	3,943,036
Wisconsin — 1.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	3,520	3,835,673
Series C, 5.25%, 4/01/19 (b)	2,500	2,671,400

		6,507,073
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.4%		171,449,846
Total Long-Term Investments (Cost — $591,528,601) — 158.8%		642,166,204

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (g)(h)	1,889,865	$1,890,432
Total Short-Term Securities (Cost — $1,890,432) — 0.4%		1,890,432
Total Investments (Cost — $593,419,033) — 159.2%		644,056,636
Liabilities in Excess of Other Assets — (0.2)%		(839,696)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.1)%		(101,542,715)
VMTP Shares at Liquidation Value — (33.9)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$404,474,225

Notes to Schedule of Investments

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 1, 2017 and June 15, 2019 is $10,516,858. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,605,050	(1,715,185)	1,889,865	$1,890,432	$26,387	$5,994	—
[1] Includes net capital gain distributions.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(58)	December 2017	$6,873	$(13,440)
10-Year U.S. Treasury Note	(141)	December 2017	$17,905	(25,725)
Long U.S. Treasury Bond	(128)	December 2017	$19,980	(89,796)
Ultra Long U.S. Treasury Bond	(27)	December 2017	$4,565	(19,610)
Total				$(148,571)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$148,571	—	$148,571

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	35

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,027,180	—	$1,027,180

Net Change in Unrealized Appreciation (Depreciation) from:
Futures contracts	—	—	—	—	$(179,501)	—	$(179,501)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,088,117	[1]
Average notional value of contracts — short	$47,562,867
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$642,166,204	—	$642,166,204
Short-Term Securities	$1,890,432	—	—	1,890,432

Total	$1,890,432	$642,166,204	—	$644,056,636

Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(148,571)	—	—	$(148,571)

[1] See above Schedule of Investments for values in each state or political subdivision.

[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(101,288,260)	—	$(101,288,260)
VMTP Shares at Liquidation Value	—	(137,200,000)	—	(137,200,000)

Total	—	$(238,488,260)	—	$(238,488,260)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments August 31, 2017	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$540	$608,996
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,320	1,507,691
Sub-Lien, Series D, 7.00%, 10/01/51	3,220	3,962,950
Lower Alabama Gas District, RB, Series A, 5.00%, 9/01/46	1,170	1,448,729

		7,528,366
Arizona — 2.8%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (a)	1,825	1,869,731
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	6,782,906
5.00%, 12/01/37	1,000	1,217,890

		9,870,527
California — 10.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (b)	2,480	2,668,703
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	3,500	3,975,440
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	1,365	1,566,679
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	160	177,254
5.25%, 8/15/49	395	434,780
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 2/01/36	345	395,743
5.00%, 2/01/37	260	297,557
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,655	1,776,146
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.00%, 12/01/46 (a)	490	531,875
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	6,500	7,150,520
5.25%, 5/15/39	860	921,069
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	380	471,755
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/33	3,000	1,756,920
0.00%, 8/01/43	2,500	930,525
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,760	1,977,378
6.50%, 4/01/33	10,645	11,614,972
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	825	941,655
Sub-Series I-1, 6.38%, 11/01/19 (b)	1,280	1,432,666

		39,021,637
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	2,330	2,421,616
Colorado High Performance Transportation Enterprise, RB, C-470 Express Lanes, 5.00%, 12/31/47	235	261,146

		2,682,762

Municipal Bonds	Par (000)	Value
Connecticut — 0.3%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	$1,005	$1,074,435
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,240	1,333,781
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 6/01/55	1,260	1,412,687
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,275	4,448,822

		7,195,290
District of Columbia — 4.7%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 4/01/35	465	553,038
Georgetown University Issue, 5.00%, 4/01/42	540	633,782
Kipp Charter School, Series A, 6.00%, 7/01/43	820	950,232
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	11,500	11,832,925
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	550	587,956
5.25%, 10/01/44	2,000	2,144,900

		16,702,833
Florida — 5.3%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	1,445	1,615,712
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	1,665	1,809,922
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	1,450	1,616,750
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A (AGC), AMT, 5.25%, 10/01/18 (b)	1,385	1,449,874
Series A (AGC), AMT, 5.25%, 10/01/38	240	249,494
Series A-1, 5.38%, 10/01/41	1,255	1,386,775
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	5,000	5,514,950
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	3,300	4,093,188
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	1,795	1,255,656

		18,992,321
Georgia — 0.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	555	655,571
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	991,229

		1,646,800
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,480	1,618,247
Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	805	923,319

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	37

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

Municipal Bonds	Par (000)	Value
Illinois — 19.7%
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	$2,705	$2,801,704
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,940	5,299,336
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 1/01/21 (b)	4,200	4,841,886
Series A, 5.75%, 1/01/39	800	907,888
Series C, 6.50%, 1/01/21 (b)	6,430	7,570,232
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,150	1,242,931
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,130	3,322,620
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	845	910,065
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,177,215
Central Dupage Health, Series B, 5.50%, 11/01/39	1,750	1,908,060
Presence Health Network, Series C, 4.00%, 2/15/41	1,545	1,575,483
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	7,445	7,557,345
Illinois State Toll Highway Authority, RB, Senior:
Series A, 5.00%, 1/01/38	2,160	2,429,136
Series C, 5.00%, 1/01/36	2,815	3,206,876
Series C, 5.00%, 1/01/37	3,005	3,421,192
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	6,725	7,143,160
Series B-2, 5.00%, 6/15/50	2,725	2,745,247
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	520	592,821
6.00%, 6/01/28	1,255	1,430,612
State of Illinois, GO:
5.00%, 2/01/39	1,640	1,698,138
Series A, 5.00%, 4/01/35	2,500	2,592,225
Series A, 5.00%, 4/01/38	3,885	4,012,739
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (b)	685	737,793
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/44	1,050	1,160,712

		70,285,416
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	845	1,003,699
7.00%, 1/01/44	3,535	4,237,687
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,510	4,011,789
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	485	523,063
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,610	1,733,712
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	435	471,014
Sisters of St. Francis Health Services, 5.25%, 11/01/39	915	987,450
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 3/01/32	1,180	1,207,329
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (b)	1,200	1,282,908
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,380	1,565,762

		17,024,413

Municipal Bonds	Par (000)	Value
Iowa — 1.9%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$520	$530,925
5.50%, 12/01/22	2,550	2,603,091
5.25%, 12/01/25	500	533,515
5.88%, 12/01/26 (a)	445	464,745
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,085	1,151,901
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,610	1,614,830

		6,899,007
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,060	1,140,931
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (f)	1,280	1,120,474

		2,261,405
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,650	4,135,194
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,100	1,173,381
5.25%, 5/15/31	935	992,418
5.25%, 5/15/32	1,195	1,284,243
5.25%, 5/15/33	1,300	1,391,208
5.25%, 5/15/35	795	869,317

		9,845,761
Maryland — 1.8%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel:
5.00%, 9/01/34	470	542,347
5.00%, 9/01/42	920	1,050,612
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	509,015
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	800	823,792
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	455	525,998
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (b)	2,400	2,805,984

		6,257,748
Massachusetts — 1.4%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	2,740	2,588,697
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	1,530	1,532,219
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	955	1,011,813

		5,132,729

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

Municipal Bonds	Par (000)	Value
Michigan — 2.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$4,825	$5,367,282
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 5/15/20 (b)	830	928,139
5.50%, 5/15/36	670	732,551
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	940	1,023,077
Henry Ford Health System, 4.00%, 11/15/46	1,540	1,584,183

		9,635,232
Missouri — 1.8%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	6,000	4,679,940
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	275	315,472
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	1,135	1,196,835
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	265	291,444

		6,483,691
Multi-State — 1.9%
Centerline Equity Issuer Trust (a):
Series A-4-2, 6.00%, 5/15/19	3,500	3,739,820
Series B-3-2, 6.30%, 5/15/19	3,000	3,220,320

		6,960,140
Nebraska — 1.6%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	895	995,768
5.00%, 9/01/42	1,570	1,712,509
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	1,245	1,344,388
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,737,793

		5,790,458
New Jersey — 8.4%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,805	1,897,181
5.25%, 11/01/44	1,640	1,712,488
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	1,165	1,172,211
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
4.88%, 9/15/19	460	475,727
5.13%, 9/15/23	2,130	2,303,510
5.25%, 9/15/29	2,130	2,317,887
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	8,812,278
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	2,160	2,432,678
Series E, 5.00%, 1/01/45	2,810	3,225,178
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	730	776,107

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation Program, Series AA, 5.00%, 6/15/44	$1,355	$1,430,772
Transportation System, Series B, 5.25%, 6/15/36	2,690	2,844,756
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	570	647,742

		30,048,515
New York — 8.1%
City of New York New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,680	3,014,571
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	2,000	2,056,740
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	819	879,723
Hudson Yards Infrastructure Corp., Refunding RB, 2nd Indenture, Series A, 5.00%, 2/15/39	1,005	1,186,634
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	2,555	3,020,802
5.25%, 11/15/39	910	1,073,427
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,135	1,284,389
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,335	1,443,589
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	4,320	4,695,192
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	365	401,091
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	910	1,009,836
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	675	725,038
5.00%, 8/01/31	1,620	1,730,630
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,145	1,147,336
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/42	1,635	1,829,320
Special Project, 6.00%, 12/01/36	1,410	1,581,033
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series, 5.00%, 11/15/47	1,570	1,856,336

		28,935,687
North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,000	1,080,340
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (b)	1,525	1,634,541
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 7/01/35	1,530	1,699,034
Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	625	688,088

		5,102,003

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	39

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

Municipal Bonds	Par (000)	Value
Ohio — 3.5%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 6/01/47	$3,550	$3,532,392
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	3,405	3,679,579
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	710	788,171
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	435	498,937
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 5/01/19 (b)	1,055	1,126,265
Series A, 5.00%, 5/01/39	1,970	2,035,463
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	870	949,901

		12,610,708
Pennsylvania — 2.9%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	2,500	2,624,875
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	685	754,295
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	2,065	2,221,486
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	3,030	3,379,965
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,190	1,352,292

		10,332,913
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	2,000	2,009,800
5.63%, 5/15/43	1,910	1,921,747

		3,931,547
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	1,690	1,849,874
Series B, 4.50%, 6/01/45	2,850	2,883,317
Series B, 5.00%, 6/01/50	3,175	3,277,679

		8,010,870
South Carolina — 3.8%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	3,595	3,926,638
AMT, 5.25%, 7/01/55	1,390	1,590,744
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	3,575	4,083,794
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	3,385	3,867,498

		13,468,674
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,470	1,555,936

Municipal Bonds	Par (000)	Value
Tennessee (continued)
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	$740	$838,716

		2,394,652
Texas — 11.4%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (b)	2,350	2,745,011
Sub-Lien, 5.00%, 1/01/33	390	426,754
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	665	748,285
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 10/01/20 (b)	765	857,305
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,736,724
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	460	494,500
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (b)	8,665	9,415,822
6.00%, 11/15/35	480	522,038
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23 (b)	485	626,698
County of Harris Texas Houston Sports Authority, Refunding RB, 3rd Lien, Series A (NPFGC) (c):
0.00%, 11/15/24 (b)	2,300	994,589
0.00%, 11/15/36	23,075	8,719,581
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	6,055	2,644,642
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20 (b)	4,085	4,680,634
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	3,000	3,401,370
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,250	2,509,762

		40,523,715
Utah — 0.4%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 7/01/47	995	1,145,941
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	390	355,372

		1,501,313
Virginia — 1.2%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,755	1,939,679
6.00%, 1/01/37	2,120	2,411,224

		4,350,903
Washington — 5.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (b)	3,040	3,061,675
City of Bellingham Washington Water & Sewer, RB, 5.00%, 8/01/36	5,050	5,670,140

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

Municipal Bonds	Par (000)	Value
Washington (continued)
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 1/01/43	$2,335	$2,667,737
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 5/01/42	1,615	1,864,679
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	815	913,330
State of Washington, GO, Series D, 5.00%, 2/01/42	2,810	3,313,440
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,445	2,695,392

		20,186,393
Wisconsin — 0.8%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	910	981,326
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,955	2,032,574

		3,013,900
Wyoming — 1.5%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	3,355	3,620,582
Wyoming Municipal Power Agency, Inc., RB, Series A (b):
5.50%, 1/01/18	800	812,728
5.50%, 1/01/18	750	761,932

		5,195,242
Total Municipal Bonds — 124.2%		443,439,572

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,820	1,933,149
California — 6.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 4/01/42 (h)	3,358	3,555,282
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (b)(h)	2,850	2,988,567
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (b)	10,335	11,258,329
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/47	3,345	3,907,066
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (b)	1,839	1,994,435

		23,703,679
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (b):
Series C-3, 5.10%, 4/29/18	4,230	4,350,724
Series C-7, 5.00%, 5/01/18	2,710	2,786,178

		7,136,902
Georgia — 1.4%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/18 (b)	4,638	4,835,161

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	$2,461	$2,791,078
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (b)(h)	2,219	2,388,471
New York — 12.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	1,710	1,848,647
Series HH, 5.00%, 6/15/31 (h)	9,150	10,397,236
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	1,750	2,022,094
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	5,120	6,048,436
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	11,670	13,287,641
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	7,040	8,195,824
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,790	3,256,711

		45,056,589
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,740	3,143,410
Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,521	3,002,234
Texas — 3.1%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,660	3,028,117
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,720	4,191,696
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	3,347	3,848,578

		11,068,391
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	3,959	4,202,058
Virginia — 1.7%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/18 (b)	5,909	6,095,661
Washington — 2.4%
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/19 (b)	8,113	8,590,593
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.7%		123,947,376
Total Long-Term Investments (Cost — $527,207,903) — 158.9%		567,386,948

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	41

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)

Short-Term Securities — 2.0%	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.62% (i)(j)	6,985,327	$6,987,423
Total Short-Term Securities (Cost — $6,987,142) — 2.0%		6,987,423
Total Investments (Cost — $534,195,045) — 160.9%		574,374,371
Other Assets Less Liabilities — 1.5%		5,255,938
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.0)%		(71,429,313)
VMTP Shares at Liquidation Value — (42.4)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$356,900,996

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Non-income producing security.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 7, 2018 to April 1, 2025, is $17,085,636. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)	During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,509,584	3,475,743	6,985,327	$6,987,423	$24,156	$1,833	$281
[1] Includes net capital gain distributions.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(76)	December 2017	$9,006	$(13,661)
10-Year U.S. Treasury Note	(70)	December 2017	$8,889	(10,968)
Long U.S. Treasury Bond	(81)	December 2017	$12,644	(58,403)
Ultra Long U.S. Treasury Bond	(30)	December 2017	$5,072	(25,235)
Total				$(108,267)

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$108,267	—	$108,267

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$822,956	—	$822,956

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$(135,038)	—	$(135,038)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$35,115,430

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$567,386,948	—	$567,386,948
Short-Term Securities	$6,987,423	—	—	6,987,423

Total	$6,987,423	$567,386,948	—	$574,374,371

Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(108,267)	—	—	$(108,267)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(71,274,043)	—	$(71,274,043)
VMTP Shares at Liquidation Value	—	(151,300,000)	—	(151,300,000)

Total	—	$(222,574,043)	—	$(222,574,043)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	43

Schedule of Investments August 31, 2017	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC) (a):
6.00%, 6/01/19	$10,995	$11,963,550
6.13%, 6/01/19	4,980	5,429,495
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	1,745	1,941,400

		19,334,445
Arizona — 0.5%
University of Arizona Board of Regents, Refunding RB, Series A, 5.00%, 6/01/40	2,300	2,651,969
California — 24.5%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18 (a)	4,000	4,194,480
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	5,370	6,099,461
Chabot-Las Positas Community College District, GO, Refunding, 4.00%, 8/01/37	10,000	10,640,100
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 5/01/28	3,330	3,966,463
2nd, 5.25%, 5/01/33	2,600	3,008,226
5.00%, 5/01/44	3,430	3,863,655
City of Los Angeles California Department of Airports, ARB:
Sub-Series A, AMT, 5.00%, 5/15/42	4,500	5,242,995
Sub-Series B, 5.00%, 5/15/42	3,250	3,832,660
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,000	5,179,450
City of Manteca California Financing Authority, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,693,408
5.75%, 12/01/36	3,285	3,595,005
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 3/01/47	1,000	1,150,870
Series A-1, 5.75%, 3/01/34	4,450	5,067,259
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/18 (a)	5,600	5,821,928
Irvine Ranch Water District, Special Assessment Bonds, 5.25%, 2/01/46	7,000	8,486,310
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	4,365	5,357,907
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 7/01/32	5,625	6,765,862
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21 (a)	3,110	3,649,461
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/19 (a)	2,000	2,172,680
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	15,000	16,399,350
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	4,500	5,447,115
5.50%, 11/01/31	2,615	3,158,606
5.50%, 11/01/33	2,000	2,402,860
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	3,240	3,840,631

Municipal Bonds	Par (000)	Value
California (continued)
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	$1,685	$2,058,076
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	12,250	14,444,220

		138,539,038
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	2,700	3,135,456
5.50%, 11/15/30	1,040	1,199,931
5.50%, 11/15/31	1,250	1,440,200
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19 (a)	5,925	6,436,328

		12,211,915
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18 (a)	3,000	3,168,570
Florida — 7.3%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	1,250	1,482,375
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT:
5.50%, 10/01/29	5,360	6,307,594
5.25%, 10/01/30	3,255	3,770,104
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	7,100	7,953,491
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	420	427,829
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	220	222,906
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	3,145	3,613,039
Series B, AMT, 6.25%, 10/01/38	1,405	1,686,534
Series B, AMT, 6.00%, 10/01/42	1,885	2,207,542
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	2,870	3,432,147
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	5,465	6,138,288
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 6/01/32	3,225	3,803,049

		41,044,898
Hawaii — 2.0%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	1,350	1,556,064
5.25%, 8/01/26	2,500	2,858,150
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	5,985	6,796,985

		11,211,199
Illinois — 18.2%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.50%, 1/01/30	6,500	7,446,790
5.50%, 1/01/32	6,275	7,138,691

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Midway International Airport, Refunding GARB:
2nd Lien, Series A, 5.00%, 1/01/41	$8,020	$8,851,032
3rd Lien, Series A, 5.75%, 1/01/21 (a)	6,210	7,159,074
3rd Lien, Series A, 5.75%, 1/01/39	1,185	1,344,809
City of Chicago Illinois O’Hare International Airport, ARB, Senior Lien, Series D, 5.25%, 1/01/42	2,630	3,113,210
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (a)	16,800	19,779,144
City of Chicago Illinois O’Hare International Airport, Refunding ARB, Series C, 5.00%, 1/01/37	2,000	2,307,260
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	6,000	6,385,140
Sales Tax Receipts, 5.25%, 12/01/40	10,960	11,845,678
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	7,735	8,210,934
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,571,120
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,365	4,976,275
6.00%, 6/01/28	1,245	1,419,213
State of Illinois Finance Authority, RB, University of Chicago, Series B, 5.50%, 7/01/18 (a)	8,000	8,312,240

		102,860,610
Indiana — 4.1%
Indiana Finance Authority, Refunding RB, Stadium Project, Series A, 5.25%, 2/01/37	3,130	3,695,403
Indiana Municipal Power Agency, Refunding RB, Series A:
5.25%, 1/01/32	1,500	1,725,195
5.25%, 1/01/33	1,500	1,719,930
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 1/01/19 (a)	2,760	2,932,417
5.50%, 1/01/38	11,345	11,963,303
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	1,240	1,326,850

		23,363,098
Kansas — 0.9%
County of Wyandotte Unified School District No. 500 Kansas City, GO, Improvement, Series A, 5.50%, 9/01/47	4,000	4,914,000
Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93, (AGC) (a):
5.25%, 2/01/19	355	376,754
5.25%, 2/01/19	45	47,684

		424,438
Louisiana — 0.9%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC) (a):
Series A-1, 6.00%, 1/01/19	500	533,990
Series A-2, 6.00%, 1/01/19	720	768,946
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	3,735	3,945,056

		5,247,992

Municipal Bonds	Par (000)	Value
Massachusetts — 1.2%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 7/01/41	$4,710	$5,408,446
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/27	1,000	1,149,190

		6,557,636
Michigan — 3.5%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM):
6.25%, 7/01/19 (a)	6,310	6,924,783
6.25%, 7/01/36	10	10,816
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,015	6,754,905
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	5,780	6,209,454

		19,899,958
Minnesota — 1.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	8,375	8,882,441
Mississippi — 2.8%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM):
6.88%, 12/01/40	6,405	8,225,877
Special Obligation, 6.75%, 12/01/31	3,775	4,820,637
Special Obligation, 6.75%, 12/01/33	2,350	3,000,927

		16,047,441
Nevada — 2.1%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	11,175	12,167,117
New Jersey — 6.7%
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 1/01/43	7,000	7,815,640
(AGM), 5.00%, 1/01/31	2,425	2,671,889
New Jersey EDA, Refunding RB, Series B, 5.50%, 6/15/30	2,000	2,326,360
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	6,500	6,990,425
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	2,795	3,081,488
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	5,410	5,758,891
Series AA, 5.50%, 6/15/39	8,175	8,939,444

		37,584,137
New York — 10.2%
City of New York New York Municipal Water Finance Authority, Refunding RB:
2nd General Resolution, Fiscal 2009, Series EE, 5.25%, 6/15/40	7,500	8,058,225
Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 6/15/43	3,475	3,926,333
Water & Sewer System, Series FF-2, 5.50%, 6/15/40	4,000	4,324,320
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	4,000	4,595,200
Series A-1, 5.25%, 11/15/39	4,490	5,300,131

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	45

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Municipal Bonds	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/37	$6,140	$7,212,903
Series C-1, 5.25%, 11/15/56	5,410	6,391,482
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	10,000	11,280,100
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series, 5.25%, 5/15/42	900	1,096,308
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series B, 5.00%, 11/15/38	4,500	5,369,850

		57,554,852
Ohio — 1.5%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/31	5,145	6,104,542
5.25%, 2/15/32	2,250	2,663,168

		8,767,710
Pennsylvania — 4.5%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/46	18,570	22,145,839
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	3,000	3,451,320

		25,597,159
South Carolina — 6.7%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	6,735	7,954,035
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.25%, 7/01/25	4,490	5,277,501
5.50%, 7/01/38	3,000	3,431,280
6.00%, 7/01/38	5,270	6,190,142
5.50%, 7/01/41	4,170	4,759,846
State of South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	3,445	3,943,595
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	5,500	6,283,970

		37,840,369
Texas — 14.8%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	4,190	4,865,093
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	12,030	13,072,399
6.00%, 5/15/19 (a)	8,940	9,714,651
6.00%, 11/15/35	670	728,679
6.00%, 11/15/36	495	538,352
5.38%, 11/15/38	265	282,927
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,450	1,538,551
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	5,580	6,097,601
Series H, 5.00%, 11/01/37	4,575	5,125,784
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	3,735	4,440,878
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	5,555	6,343,199
Series K-1 (AGC), 5.75%, 1/01/19 (a)	12,150	12,932,460
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	7,170	8,199,827

Municipal Bonds	Par (000)	Value
Texas (continued)
Texas Water Development Board, RB:
Series A, 5.00%, 10/15/40	$3,170	$3,723,736
State Water Implementation Revenue, 5.25%, 10/15/46	4,780	5,789,727

		83,393,864
Utah — 1.5%
County of Utah Utah, RB, IHC Health Services, Inc., Series B, 5.00%, 5/15/46	7,500	8,672,550
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	1,750	1,972,268
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	4,300	4,605,085

		6,577,353
Washington — 2.7%
City of Richland Washington, GO, Refunding, 5.00%, 12/01/45	1,175	1,382,117
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	4,200	4,713,996
Port of Seattle Washington, GO, 5.00%, 1/01/42	4,505	5,350,544
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	3,290	3,713,719

		15,160,376
Total Municipal Bonds – 125.7%		709,675,135

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 8.1%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Senior Credit:
Ascension Health, Series C, 5.00%, 11/15/46	11,920	13,763,786
Ascension Group, Series B, 5.00%, 11/15/46	27,798	31,959,959

		45,723,745
California — 2.6%
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	2,400	2,576,448
University of California, Refunding RB, Series AR, 5.00%, 5/15/38	10,000	11,858,600

		14,435,048
Florida — 2.0%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	11,108,050
Indiana — 1.8%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/01/18 (a)	9,850	10,141,659
Massachusetts — 2.8%
Commonwealth of Massachusetts, GO, Series G, 4.00%, 9/01/42	15,000	15,931,650
Nevada — 2.4%
County of Clark Nevada Water Reclamation District, GO (a):
Limited Tax, 6.00%, 7/01/18	8,000	8,349,520
Series B, 5.50%, 7/01/19	5,008	5,429,225

		13,778,745

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New Jersey — 3.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	$7,118	$7,364,330
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	8,000	8,083,520
Series B, 5.25%, 6/15/36 (c)	2,961	3,131,009

		18,578,859
New York — 12.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	4,995	5,399,995
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	5,619	5,942,193
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	9,249	10,688,208
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2017, Sub-Series B-1, 5.00%, 8/01/40	5,000	5,871,150
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	13,950	15,883,684
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	8,200	9,546,272
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/19 (a)	13,500	14,408,280

		67,739,782

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Texas — 7.5%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/19 (a)(c)	$12,027	$12,774,809
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	9,640	11,213,152
State of Texas, GO, Texas Transportation Commission, Highway Improvement, 5.00%, 4/01/43	15,550	18,221,490

		42,209,451
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	6,373	6,764,676
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.7%		246,411,665
Total Investments (Cost — $890,026,506) — 169.4%		956,086,800
Other Assets Less Liabilities — 1.1%		5,912,799
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.9)%		(123,420,000)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.6)%		(274,196,212)

Net Assets Applicable to Common Shares — 100.0%		$564,383,387

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(c)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between September 6, 2018 to November 15, 2019, is $19,874,974. See Note 4 of the Notes to Financial Statements for details.

During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,476,692	(3,476,692)	—	—	$14,022	$1,632	—
[1] Includes net capital gain distributions.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	47

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(138)	December 2017	$16,353	$(26,462)
10-Year U.S. Treasury Note	(184)	December 2017	$23,365	(32,858)
Long U.S. Treasury Bond	(128)	December 2017	$19,980	(89,796)
Ultra U.S. Treasury Bond	(38)	December 2017	$6,424	(32,350)
Total				$(181,466)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$181,466	—	$181,466

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$858,486	—	$858,486

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(231,876)	—	$(231,876)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$65,324,102

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$956,086,800	—	$956,086,800
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(181,466)	—	—	$(181,466)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(123,110,561)	—	$(123,110,561)
VRDP Shares at Liquidation Value	—	(274,600,000)	—	(274,600,000)

Total	—	$(397,710,561)	—	$(397,710,561)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	49

Schedule of Investments August 31, 2017	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A:
5.80%, 5/01/34	$1,850	$2,039,476
5.38%, 12/01/35	1,000	1,112,550
Lower Alabama Gas District, RB, Series A, 5.00%, 9/01/46	4,555	5,640,138
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20 (a)	7,610	8,751,119

		17,543,283
Alaska — 0.5%
City of Anchorage Alaska Electric Revenue, Refunding RB, Series A, 5.00%, 12/01/41	3,000	3,402,840
Arizona — 4.0%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 7/01/50 (b)	2,500	2,641,025
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	2,194,600
City of Phoenix Arizona IDA, RB, Candeo School, Inc. Project:
6.63%, 7/01/33	2,245	2,590,708
6.88%, 7/01/44	3,440	3,966,699
City of Phoenix Arizona IDA, Refunding RB (b):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	600	627,648
Basis Schools, Inc. Projects, 5.00%, 7/01/45	760	786,326
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	1,125	1,176,840
Legacy Traditional School Projects, 5.00%, 7/01/45	700	715,890
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,590,202
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,725	6,972,420

		25,262,358
California — 6.3%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,411,200
Sutter Health, Series B, 6.00%, 8/15/42	5,600	6,360,704
California Health Facilities Financing Authority, Refunding RB, Dignity Health, Series A, 6.00%, 7/01/19 (a)	1,055	1,153,611
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,200	1,285,212
Los Angeles Community College District, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	9,585	10,528,164
Oakland Unified School District/Alameda County, GO, Series A, 5.00%, 8/01/40	1,000	1,169,920
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 0.00%, 8/01/46 (c)	10,000	3,300,900
State of California, GO, Various Purposes, 6.50%, 4/01/33	9,675	10,556,586

		39,766,297
Colorado — 0.8%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47	1,025	1,041,544
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,618,775

Municipal Bonds	Par (000)	Value
Colorado (continued)
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	$1,000	$1,060,770
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	385	422,591

		5,143,680
Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,500	2,689,075
District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	415	443,639
5.25%, 10/01/44	650	697,093

		1,140,732
Florida — 8.8%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida (b):
5.00%, 5/01/32	905	924,430
5.00%, 5/01/48	2,270	2,287,161
County of Miami-Dade Florida, GO, Building Better Communities Program (a):
Series B, 6.38%, 7/01/18	4,630	4,843,906
Series B-1, 5.63%, 7/01/18	5,000	5,199,900
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	3,750	4,271,363
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.00%, 10/01/40	10,000	10,034,900
Series A-1, 5.38%, 10/01/41	10,290	11,370,450
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, University of Miami, Series A, 5.00%, 4/01/45	4,625	5,198,037
County of Miami-Dade Florida Expressway Authority, RB, Toll System, Series A (AGM), 5.00%, 7/01/35	8,900	9,779,053
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
4.63%, 5/01/27	255	262,094
5.25%, 5/01/37	470	483,607
5.38%, 5/01/47	770	793,654

		55,448,555
Georgia — 0.8%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B, AMT, 5.00%, 1/01/29	1,070	1,186,138
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,612,839

		4,798,977
Hawaii — 0.9%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,507,200
Illinois — 11.1%
City of Chicago Illinois O’Hare International Airport, GARB, Senior Lien, Series D, AMT, 5.00%, 1/01/42	1,450	1,650,303
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	2,110	2,292,747
City of Chicago Illinois Wastewater Transmission, Refunding RB, 2nd Lien, Series C, 5.00%, 1/01/39	1,000	1,092,180

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM):
5.25%, 11/01/18 (a)	$195	$204,937
5.25%, 11/01/33	1,135	1,174,759
County of Cook Illinois Community College District No. 508, GO, University & College Improvements, 5.25%, 12/01/31	5,000	5,402,550
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18 (a)	9,700	10,339,036
Memorial Health System, Series A, 5.25%, 7/01/44	1,785	1,947,453
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	9,000	9,819,630
OSF Healthcare System, 6.00%, 5/15/20 (a)	3,205	3,622,900
OSF Healthcare System, 6.00%, 5/15/39	1,455	1,598,186
Presence Health Network, Series C, 4.00%, 2/15/41	2,205	2,248,505
Presence Health Network, Series C, 5.00%, 2/15/41	3,600	4,019,184
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	2,645	3,015,115
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	1,595	1,754,181
Series C (NPFGC), 7.75%, 6/01/20	2,230	2,480,407
State of Illinois Toll Highway Authority, RB, Series B, 5.50%, 1/01/18 (a)	7,000	7,110,390
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,016,700

		69,789,163
Indiana — 1.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 1/01/34	2,250	2,672,572
Indiana Finance Authority, Refunding RB, Deaconess Health System, Series A, 5.00%, 3/01/39	3,000	3,385,260
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	2,640	2,824,906

		8,882,738
Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	4,500	4,801,635
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 6/01/34	1,000	1,006,150

		5,807,785
Kansas — 1.0%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 5/15/43	1,965	2,021,199
Wyandotte County-Kansas City Unified Government Utility System, RB, Series A, 5.00%, 9/01/40	3,700	4,214,374

		6,235,573
Kentucky — 2.7%
County of Owen Kentucky, RB, Kentucky American Water Co. Project, Series B, 5.63%, 9/01/39	1,000	1,068,960
Kentucky Economic Development Finance Authority, Refunding RB, Hospital Facilities, St. Elizabeth Medical Center, Inc., Series A, 5.50%, 5/01/19 (a)	8,000	8,596,720
Lexington-Fayette Urban County Airport Board, Refunding GARB, Series A, 5.00%, 7/01/19 (a)	7,000	7,521,920

		17,187,600

Municipal Bonds	Par (000)	Value
Louisiana — 5.4%
City of New Orleans Aviation Board, ARB, General Airport North Terminal Project, Series B, AMT, 5.00%, 1/01/48	$12,000	$13,626,720
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	2,615	2,962,612
Parish of St. Charles Louisiana, RB, Valero Energy Corp., 4.00%, 12/01/40 (d)	2,210	2,354,910
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,420	3,630,022
5.25%, 5/15/32	4,375	4,701,725
5.25%, 5/15/33	4,750	5,083,260
5.25%, 5/15/35	1,500	1,640,220

		33,999,469
Maine — 1.0%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	5,000	5,307,250
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,190	1,191,761

		6,499,011
Maryland — 3.2%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 9/01/33	545	560,930
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	4,935	5,608,726
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community Project, 6.25%, 1/01/21 (a)	2,000	2,338,320
Meritus Medical Center Issue, 5.00%, 7/01/40	6,350	7,011,099
University of Maryland Medical System, 5.00%, 7/01/19 (a)	1,990	2,140,265
University of Maryland Medical System, 5.13%, 7/01/19 (a)	2,100	2,263,338
University of Maryland Medical System, 5.00%, 7/01/34	110	115,096

		20,037,774
Massachusetts — 2.4%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	740	765,448
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 1/01/47	845	948,005
5.25%, 1/01/42	1,895	2,183,097
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 1/01/40 (e)	2,020	2,317,627
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	4,410	4,704,544
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (f)	3,965	4,198,182

		15,116,903
Michigan — 2.3%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM):
6.25%, 7/01/19 (a)	2,495	2,738,088
6.25%, 7/01/36	5	5,408

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	51

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Michigan State Hospital Finance Authority, Refunding RB, McLaren Health Care, Series A, 5.75%, 5/15/18 (a)	$7,285	$7,538,372
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	4,100	4,404,630

		14,686,498
Minnesota — 0.7%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 7/01/45	1,500	1,536,510
Housing & Redevelopment Authority of The City of Saint Paul Minnesota, RB, Great River School Project, Series A, 5.50%, 7/01/52 (b)	695	697,036
Housing & Redevelopment Authority of The City of State Paul Minnesota, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	1,940	2,036,166

		4,269,712
Mississippi — 4.5%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	10,644,195
Series B, 6.70%, 4/01/22	4,500	5,213,115
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	9,305	9,392,653
Mississippi Development Bank, Refunding RB, Municipal Energy Agency Of Mississippi, Series A (AGM), 4.00%, 3/01/41	3,000	3,125,160

		28,375,123
Nebraska — 1.1%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	6,200	6,762,774
New Jersey — 9.7%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	1,400	1,461,880
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,530	1,726,988
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 1/01/43	10,000	11,165,200
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 1/01/34	1,050	1,142,390
School Facilities Construction, Series UU, 5.00%, 6/15/40	3,390	3,595,807
New Jersey EDA, Refunding RB, School Facilities Construction:
5.25%, 6/15/19 (a)	2,650	2,860,039
Series AA, 5.25%, 6/15/19 (a)	700	755,482
Series AA, 5.25%, 12/15/33	6,650	6,917,862
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	50	50,236
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/38 (c)	7,260	2,666,888
Transportation Program, Series AA, 5.25%, 6/15/33	8,750	9,512,212
Transportation Program, Series AA, 5.25%, 6/15/41	780	850,099
Transportation Program, Series AA, 5.00%, 6/15/44	4,450	4,731,062

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation System, Series B, 5.50%, 6/15/31	$8,000	$8,692,960
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	4,980	4,812,373

		60,941,478
New York — 7.7%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (b)	2,145	2,309,715
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	4,150	4,486,482
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	3,500	3,599,295
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,435	4,362,089
Metropolitan Transportation Authority, RB, Series C:
6.25%, 11/15/18 (a)	2,595	2,766,426
6.25%, 11/15/18 (a)	25	26,651
6.50%, 11/15/18 (a)	11,135	11,903,872
6.50%, 11/15/18 (a)	925	988,871
6.25%, 11/15/23	625	666,475
6.50%, 11/15/28	2,865	3,063,344
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 2 (b):
5.15%, 11/15/34	460	505,485
5.38%, 11/15/40	1,145	1,270,618
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	1,285	1,380,257
5.00%, 8/01/31	3,070	3,279,650
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	3,165	3,548,914
TSASC, Inc., Refunding RB, Series A, 5.00%, 6/01/41	1,785	1,981,885
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 6/01/51	2,740	2,729,725

		48,869,754
Ohio — 3.5%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,875	3,106,840
County of Butler Port Authority, RB, StoryPoint Fairfield Project, Series A-1 (b):
6.38%, 1/15/43	675	695,810
6.50%, 1/15/52	390	400,920
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,690	1,876,069
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,263,415
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	7,430	8,121,436
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.50%, 5/01/19 (a)	1,910	2,054,778
Series A, 5.50%, 5/01/34	3,560	3,727,783

		22,247,051
Oklahoma — 0.6%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 8/01/57	3,275	3,610,131

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Municipal Bonds	Par (000)	Value
Pennsylvania — 3.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 5/01/42 (b)	$1,725	$1,854,910
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 7/01/43	5,000	5,037,600
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community, 5.25%, 1/01/40	4,170	4,230,507
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	195	210,729
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	2,565	2,877,853
Pennsylvania HFA, RB, S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	3,850	3,992,488
Pennsylvania Turnpike Commission, RB:
Series A-1, 5.00%, 12/01/41	440	503,620
Sub-Series B-1, 5.25%, 6/01/47	2,130	2,469,905

		21,177,612
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 5/15/39	3,555	3,572,419
5.63%, 5/15/43	3,400	3,420,910

		6,993,329
Rhode Island — 1.7%
Rhode Island Health & Educational Building Corp., Refunding RB, Hospital Financing, LifeSpan Obligation Group, 5.00%, 5/15/39	1,425	1,578,501
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	6,820	6,899,726
5.00%, 6/01/50	2,000	2,064,680

		10,542,907
South Carolina — 1.2%
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,450	7,369,383
Texas — 10.9%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 1/01/40	1,215	1,376,218
5.00%, 1/01/45	3,500	3,928,155
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/21 (a)	1,000	1,151,770
6.00%, 1/01/21 (a)	4,300	4,987,699
Series A, 5.00%, 1/01/43	6,925	7,556,283
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	2,864,875
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/23 (a)	850	1,098,336
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (a):
7.13%, 12/01/18	3,500	3,774,505
7.25%, 12/01/18	5,400	5,831,892
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare (a):
6.00%, 8/15/20	370	423,950
6.00%, 8/15/20	4,630	5,305,100

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/44	$875	$930,703
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.25%, 8/15/19 (a)	925	1,018,758
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,100	1,208,603
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	500	545,730
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,800,688
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,000	1,055,250
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier System, 6.25%, 1/01/19 (a)	2,845	3,047,023
1st Tier System, 6.25%, 1/01/39	655	696,534
5.00%, 1/01/38	5,000	5,713,800
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	8,000	9,070,320
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	5,253,769

		68,639,961
Vermont — 0.9%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	4,995	5,839,605
Virginia — 3.9%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.38%, 3/01/36	430	433,874
5.50%, 3/01/46	1,475	1,488,024
City of Portsmouth Virginia, GO, Refunding Series D:
5.00%, 7/15/20 (a)	3,030	3,376,783
5.00%, 7/15/34	75	82,566
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc. (a):
5.13%, 10/01/17	2,000	2,007,380
5.13%, 10/01/17	6,015	6,037,195
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health, 5.50%, 5/15/19 (a)	735	792,580
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	2,665	2,546,141
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
6.00%, 1/01/37	2,150	2,445,346
5.50%, 1/01/42	5,140	5,726,166

		24,936,055
Washington — 6.2%
Central Puget Sound Regional Transit Authority, RB, Series A (a):
(AGM), 5.00%, 11/01/17	14,000	14,099,820
5.00%, 11/01/17	6,000	6,042,780
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT:
5.00%, 5/01/37	4,905	5,718,200
5.00%, 5/01/42	1,295	1,495,207
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,010	4,420,664
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	7,361,340

		39,138,011

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	53

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Municipal Bonds	Par (000)	Value
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Improvement, Charleston Area Medical Center, Inc., Series A, 5.63%, 9/01/32	$2,500	$2,654,500
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/19 (a)	6,100	6,518,216
Wyoming — 1.4%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	4,500	4,856,220
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 1/01/42	1,120	1,282,478
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 4.05%, 12/01/38	2,340	2,409,054

		8,547,752
Total Municipal Bonds — 116.8%		736,378,865

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 0.6%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/19 (a)	3,500	3,762,290
California — 6.2%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/47	14,998	17,520,475
University of California, RB, General, Series O (a):
5.25%, 5/15/19	3,235	3,478,660
5.25%, 5/15/19	5,675	6,102,441
5.25%, 5/15/19	11,090	11,925,299

		39,026,875
District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18 (a)	7,495	7,875,420
Florida — 2.6%
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	14,747	16,265,592
Illinois — 3.7%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (a)	10,000	10,452,500
State of Illinois Toll Highway Authority, RB, Senior, Series B, 5.00%, 1/01/40	10,976	12,583,618

		23,036,118
Kentucky — 1.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, River City, Inc., 1st Mortgage, Series A, 5.38%, 12/01/19 (a)	9,195	10,102,455
Maryland — 1.7%
City of Baltimore Maryland, RB, Wastewater Project, Sub-Series A, 5.00%, 7/01/46	4,898	5,698,274
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	4,710	4,868,915

		10,567,189
Nevada — 2.7%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/19 (a)	15,789	17,187,572

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York — 5.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD:
5.00%, 6/15/18 (a)	$3,556	$3,670,778
5.00%, 6/15/37	20,643	21,310,615
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	10,000	11,641,795

		36,623,188
North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/19 (a)	5,000	5,274,450
Ohio — 2.1%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/18 (a)	4,400	4,463,360
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	8,500	8,991,215

		13,454,575
Oregon — 1.1%
State of Oregon Housing & Community Services Department, HRB, M/F Housing, Series A, AMT, 4.95%, 7/01/30	6,477	6,729,480
Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 8/15/38	3,925	4,491,797
Texas — 7.3%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	8,333	8,648,611
City of Houston Texas Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	10,936,365
County of Harris Texas Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (f)	20,970	26,416,538

		46,001,514
Virginia — 3.6%
County of Fairfax Virginia EDA, RB, Metrorail Parking System, 5.00%, 4/01/47 (h)	6,960	8,167,143
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	7,999	9,031,445
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,399,119

		22,597,707
Washington — 1.9%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	10,000	12,283,600
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.7%		275,279,822
Total Investments (Cost — $943,301,755) — 160.5%		1,011,658,687
Other Assets Less Liabilities — 0.5%		2,927,886
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.3)%		(140,298,048)
VMTP Shares at Liquidation Value — (38.7)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$630,488,525

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2017

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Notes to Schedule of Investments
(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(e)	When-issued security.

(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2019 to October 1, 2024, is $8,954,336. See Note 4 of the Notes to Financial Statements for details.

During the year ended August 31, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2016	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	6,852,839	(6,852,839)	—	—	$36,700	$9,031	—
[1] Includes net capital gain distributions.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
5-Year U.S. Treasury Note	(98)	December 2017	$11,613	$(21,499)
10-Year U.S. Treasury Note	(121)	December 2017	$15,365	(32,900)
Long U.S. Treasury Bond	(121)	December 2017	$18,887	(107,868)
Ultra Long U.S. Treasury Bond	(40)	December 2017	$6,763	(37,949)
Total				$(200,216)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$200,216	—	$200,216

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$605,346	—	$605,346

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(241,760)	—	$(241,760)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	55

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$53,909,945

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$1,011,658,687	—	$1,011,658,687
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(200,216)	—	—	$(200,216)
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	—	$(139,989,200)	—	$(139,989,200)
VMTP Shares at Liquidation Value	—	(243,800,000)	—	(243,800,000)

Total	—	$(383,789,200)	—	$(383,789,200)

During the year ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2017

Statements of Assets and Liabilities

August 31, 2017	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)

Assets
Investments at value — unaffiliated[1]	$271,276,767	$224,304,223	$642,166,204	$567,386,948
Investments at value — affiliated[2]	136,483	189,303	1,890,432	6,987,423
Cash pledged for futures contracts	349,050	170,800	690,050	487,800
Receivables:
Interest — unaffiliated	2,909,866	2,426,939	6,578,357	6,808,888
Investments sold	5,833,301	1,785,172	—	424,009
Dividends — affiliated	582	122	2,231	4,769
Prepaid expenses	11,608	11,249	14,087	13,980

Total assets	280,517,657	228,887,808	651,341,361	582,113,817

Accrued Liabilities
Bank overdraft	110,777	56,143	181,989	212,230
Payables:
Income dividends — Common Shares	668,208	599,335	1,584,376	1,728,827
Investment advisory fees	150,771	104,645	299,310	269,153
Investments purchased	5,343,993	3,504,461	5,745,479	—
Officer’s and Trustees’ fees	30,049	22,275	69,984	63,432
Interest expense and fees	47,511	85,488	254,455	155,270
Variation margin on futures contracts	53,336	25,398	104,563	75,313
Other accrued expenses	104,610	89,053	138,720	134,553

Total accrued liabilities	6,509,255	4,486,798	8,378,876	2,638,778

Other Liabilities
TOB Trust Certificates	22,403,733	44,937,138	101,288,260	71,274,043
VMTP Shares, at liquidation value of $100,000 per share[3,4]	79,900,000	42,200,000	137,200,000	151,300,000

Total other liabilities	102,303,733	87,137,138	238,488,260	222,574,043

Total liabilities	108,812,988	91,623,936	246,867,136	225,212,821

Net Assets Applicable to Common Shareholders	$171,704,669	$137,263,872	$404,474,225	$356,900,996

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$149,545,188	$124,019,631	$365,004,467	$331,634,424
Undistributed net investment income	1,947,633	1,377,396	2,295,741	2,322,957
Accumulated net realized loss	(794,854)	(5,078,462)	(13,315,015)	(17,127,444)
Net unrealized appreciation (depreciation)	21,006,702	16,945,307	50,489,032	40,071,059

Net Assets Applicable to Common Shareholders	$171,704,669	$137,263,872	$404,474,225	$356,900,996

Net asset value per common share	$16.32	$15.69	$15.32	$15.17

[1] Investments at cost — unaffiliated	$250,194,591	$207,314,278	$591,528,601	$527,207,903
[2] Investments at cost — affiliated	$136,483	$189,322	$1,890,432	$6,987,142
[3] Preferred Shares outstanding, par value $0.001 per share	799	422	1,372	1,513
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par value per Common Share	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	10,522,957	8,749,418	26,406,273	23,521,456
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	57

Statements of Assets and Liabilities

August 31, 2017	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets
Investments at value – unaffiliated[1]	$956,086,800	$1,011,658,687
Cash pledged for futures contracts	831,150	719,500
Receivables:
Interest — unaffiliated	11,534,110	12,691,653
Investments sold	205,000	241,367
Dividends — affiliated	1,039	1,589
Prepaid expenses	31,466	37,180

Total assets	968,689,565	1,025,349,976

Accrued Liabilities
Bank overdraft	608,185	4,579,376
Payables:
Income dividends — Common Shares	2,706,764	2,975,447
Investment advisory fees	404,260	429,732
Investments purchased	2,351,150	2,300,578
Officer’s and Trustees’ fees	301,761	165,869
Interest expense and fees	309,439	308,848
Variation margin on futures contracts	125,829	110,625
Other accrued expenses	192,017	201,776

Total accrued liabilities	6,999,405	11,072,251

Other Liabilities
TOB Trust Certificates	123,110,561	139,989,200
VMTP Shares, at liquidation value of $100,000 per share[2,3]	—	243,800,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[2,3]	274,196,212	—

Total other liabilities	397,306,773	383,789,200

Total liabilities	404,306,178	394,861,451

Net Assets Applicable to Common Shareholders	$564,383,387	$630,488,525

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4,5,6]	$524,762,403	$580,998,332
Undistributed net investment income	5,561,495	4,778,923
Accumulated net realized loss	(31,819,339)	(23,445,446)
Net unrealized appreciation (depreciation)	65,878,828	68,156,716

Net Assets Applicable to Common Shareholders	$564,383,387	$630,488,525

Net asset value per Common Share	$14.91	$9.75

[1] Investments at cost — unaffiliated	$890,026,506	$943,301,755
[2] Preferred Shares outstanding, par value $0.10 per share	2,746	2,438
[3] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	1,000,000	10,000,000
[4] Par value per Common Share	$0.10	$0.10
[5] Common Shares outstanding	37,856,845	64,683,637
[6] Common Shares authorized	unlimited	150,000,000

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2017

Statements of Operations

Year Ended August 31, 2017	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)

Investment Income
Interest — unaffiliated	$11,652,804	$9,721,244	$27,548,737	$26,581,890
Dividends — affiliated	13,328	2,876	26,387	24,156

Total investment income	11,666,132	9,724,120	27,575,124	26,606,046

Expenses
Investment advisory	1,779,287	1,223,767	3,532,400	3,187,040
Professional	64,299	61,362	98,837	89,373
Accounting services	48,562	42,180	59,984	59,984
Officer and Trustees	20,316	16,293	48,053	42,828
Transfer agent	24,978	20,862	36,397	36,115
Custodian	16,077	11,775	27,699	25,676
Registration	9,756	9,737	10,541	11,797
Printing	8,779	8,138	11,901	11,325
Rating agency	39,315	39,214	39,469	39,507
Miscellaneous	21,853	13,760	23,791	22,536

Total expenses excluding interest expense, fees and amortization of offering costs	2,033,222	1,447,088	3,889,072	3,526,181
Interest expense, fees and amortization of offering costs[1]	1,895,519	1,371,682	3,837,952	3,654,302

Total expenses	3,928,741	2,818,770	7,727,024	7,180,483
Less fees waived by the Manager	(2,080)	(446)	(4,337)	(3,817)

Total expenses after fees waived	3,926,661	2,818,324	7,722,687	7,176,666

Net investment income	7,739,471	6,905,796	19,852,437	19,429,380

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	689,402	188,878	(1,180,324)	(2,044,893)
Investments — affiliated	2,034	226	2,519	1,684
Futures contracts	642,731	293,935	1,027,180	822,956
Capital gain distributions from investment companies — affiliated	396	—	3,475	149

	1,334,563	483,039	(147,150)	(1,220,104)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(12,657,674)	(7,802,298)	(22,843,766)	(19,409,890)
Investments — affiliated	—	(19)	—	281
Futures contracts	(89,339)	(57,524)	(179,501)	(135,038)

	(12,747,013)	(7,859,841)	(23,023,267)	(19,544,647)

Net realized and unrealized loss	(11,412,450)	(7,376,802)	(23,170,417)	(20,764,751)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(3,672,979)	$(471,006)	$(3,317,980)	$(1,335,371)

[1] Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	59

Statements of Operations

Year Ended August 31, 2017	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income
Interest — unaffiliated	$41,008,381	$47,990,835
Dividends — affiliated	14,022	36,700

Total investment income	41,022,403	48,027,535

Expenses
Investment advisory	5,314,155	5,126,216
Professional	134,434	139,885
Accounting services	130,467	141,230
Officer and Trustees	86,006	81,016
Transfer agent	46,767	57,598
Custodian	38,888	41,712
Registration	15,100	32,284
Printing	13,756	14,897
Liquidity fees	27,966	—
Remarketing fees on Preferred Shares	27,459	—
Rating agency	39,837	39,754
Miscellaneous	31,235	34,985

Total expenses excluding interest expense, fees and amortization of offering costs	5,906,070	5,709,577
Interest expense, fees and amortization of offering costs[1]	6,322,642	6,398,971

Total expenses	12,228,712	12,108,548
Less fees waived and reimbursed by the Manager	(558,704)	(6,243)

Total expenses after fees waived and/or reimbursed	11,670,008	12,102,305

Net investment income	29,352,395	35,925,230

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,352,983	(2,086,531)
Investments — affiliated	1,191	3,691
Futures contracts	858,486	605,346
Capital gain distributions from investment companies — affiliated	441	5,340

	2,213,101	(1,472,154)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(34,951,695)	(37,640,964)
Futures contracts	(231,876)	(241,760)

	(35,183,571)	(37,882,724)

Net realized and unrealized loss	(32,970,470)	(39,354,878)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(3,618,075)	$(3,429,648)

[1] Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2017

Statements of Changes in Net Assets

	BlackRock Municipal Bond Trust (BBK)		BlackRock Municipal Income Investment Quality Trust (BAF)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$7,739,471	$9,337,529	$6,905,796	$7,223,541
Net realized gain	1,334,563	2,455,647	483,039	265,592
Net change in unrealized appreciation (depreciation)	(12,747,013)	12,451,415	(7,859,841)	6,427,068

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,672,979)	24,244,591	(471,006)	13,916,201

Distributions to Common Shareholders[1]
From net investment income	(8,742,737)	(9,449,507)	(7,192,022)	(7,192,022)
From net realized gain	(4,092,513)	(153,110)	—	—

Decrease in net assets resulting from distributions to shareholders	(12,835,250)	(9,602,617)	(7,192,022)	(7,192,022)

Capital Share Transactions
Reinvestment of common distributions	106,139	101,508	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(16,402,090)	14,743,482	(7,663,028)	6,724,179
Beginning of year	188,106,759	173,363,277	144,926,900	138,202,721

End of year	$171,704,669	$188,106,759	$137,263,872	$144,926,900

Undistributed net investment income, end of year	$1,947,633	$2,495,048	$1,377,396	$1,681,136

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	61

Statements of Changes in Net Assets

	BlackRock Municipal Income Quality Trust (BYM)		BlackRock Municipal Income Trust II (BLE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$19,852,437	$21,546,402	$19,429,380	$21,726,079
Net realized gain (loss)	(147,150)	(331,103)	(1,220,104)	115,722
Net change in unrealized appreciation (depreciation)	(23,023,267)	27,620,933	(19,544,647)	20,413,932

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,317,980)	48,836,232	(1,335,371)	42,255,733

Distributions to Common Shareholders[1]
From net investment income	(20,596,893)	(21,983,222)	(20,808,732)	(21,868,068)

Capital Share Transactions
Reinvestment of common distributions	—	—	472,775	316,581

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(23,914,873)	26,853,010	(21,671,328)	20,704,246
Beginning of year	428,389,098	401,536,088	378,572,324	357,868,078

End of year	$404,474,225	$428,389,098	$356,900,996	$378,572,324

Undistributed net investment income, end of year	$2,295,741	$3,346,244	$2,322,957	$3,728,046

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2017

Statements of Changes in Net Assets

	BlackRock MuniHoldings Investment Quality Fund (MFL)		BlackRock MuniVest Fund, Inc. (MVF)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2017	2016	2017	2016

Operations
Net investment income	$29,352,395	$32,591,123	$35,925,230	$38,991,048
Net realized gain (loss)	2,213,101	6,297,723	(1,472,154)	1,172,461
Net change in unrealized appreciation (depreciation)	(35,183,571)	19,383,609	(37,882,724)	21,955,766

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,618,075)	58,272,455	(3,429,648)	62,119,275

Distributions to Common Shareholders[1]
From net investment income:	(32,468,810)	(32,440,515)	(36,990,508)	(40,498,987)

Capital Share Transactions
Reinvestment of common distributions	540,004	212,833	3,319,416	3,079,538

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(35,546,881)	26,044,773	(37,100,740)	24,699,826
Beginning of year	599,930,268	573,885,495	667,589,265	642,889,439

End of year	$564,383,387	$599,930,268	$630,488,525	$667,589,265

Undistributed net investment income, end of year	$5,561,495	$8,655,522	$4,778,923	$5,598,133

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	63

Statements of Cash Flows

Year Ended August 31, 2017	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)

Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(3,672,979)	$(471,006)	$(3,317,980)	$(1,335,371)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	130,518,647	69,455,923	116,995,469	57,302,302
Purchases of long-term investments	(124,966,304)	(73,685,921)	(119,021,860)	(48,833,845)
Net proceeds from sales (purchases) of short-term securities	2,005,104	515,378	1,717,137	(3,475,874)
Amortization of premium and accretion of discount on investments and other fees	(453,610)	963,228	(497,472)	873,088
Net realized (gain) loss on investments	(691,436)	(189,104)	1,177,805	2,043,209
Net unrealized loss on investments	12,657,674	7,802,317	22,843,766	19,409,609
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(52,000)	(25,000)	(260,000)	(73,000)
Receivables:
Interest — unaffiliated	115,081	(60,229)	(29,717)	196,016
Dividends — affiliated	34	(61)	(1,286)	(3,622)
Prepaid expenses	12,826	12,817	12,699	13,089
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(167,740)	(106,421)	(318,377)	(293,136)
Interest expense and fees	26,906	43,293	126,384	66,653
Officer’s and Trustees’ fees	1,202	993	3,095	2,900
Variation margin on futures contracts	45,977	22,461	95,704	65,594
Other accrued expenses	9,874	9,508	10,007	15,316

Net cash provided by operating activities	15,389,256	4,288,176	19,535,374	25,972,928

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	—	13,896,108	25,345,174	6,463,386
Repayments of TOB Trust Certificates	(2,650,383)	(11,048,405)	(24,307,206)	(12,286,690)
Proceeds from Loan for TOB Trust Certificates	—	7,275,762	3,692,285	—
Repayments of Loan for TOB Trust Certificates	—	(7,275,762)	(3,692,285)	(33,182)
Cash dividends paid to Common Shareholders	(12,849,650)	(7,192,022)	(20,755,331)	(20,333,672)
Increase in bank overdraft	110,777	56,143	181,989	212,230

Net cash used for financing activities	(15,389,256)	(4,288,176)	(19,535,374)	(25,977,928)

Cash
Net increase (decrease) in cash	—	—	—	(5,000)
Cash at beginning of year	—	—	—	5,000

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$1,868,613	$1,328,389	$3,711,568	$3,587,649

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$106,139	—	—	$472,775

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2017

Statements of Cash Flows

Year Ended August 31, 2017	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations	$(3,618,075)	$(3,429,648)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	160,794,677	265,430,962
Purchases of long-term investments	(169,039,071)	(259,221,501)
Net proceeds from sales of short-term securities	3,477,883	6,856,530
Amortization of premium and accretion of discount on investments and other fees	4,938,756	2,257,526
Net realized (gain) loss on investments	(1,354,174)	2,082,840
Net unrealized loss on investments	34,951,695	37,640,964
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(293,000)	(231,000)
Receivables:
Interest — unaffiliated	(270,103)	121,519
Dividends — affiliated	(321)	1,369
Prepaid expenses	(1,236)	95
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(457,181)	(475,883)
Interest expense and fees	158,335	121,617
Officer’s and Trustees’ fees	32,048	2,564
Variation margin on futures contracts	115,876	100,641
Other accrued expenses	40,788	10,917

Net cash provided by operating activities	29,476,897	51,269,512

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	17,802,507	22,039,739
Repayments of TOB Trust Certificates	(15,978,273)	(44,007,954)
Proceeds from Loan for TOB Trust Certificates	4,920,075	3,498,775
Repayments of Loan for TOB Trust Certificates	(4,920,075)	(3,498,775)
Cash dividends paid to Common Shareholders	(31,926,252)	(33,880,673)
Increase in bank overdraft	608,185	4,579,376
Amortization of deferred offering costs	16,936	—

Net cash used for financing activities	(29,476,897)	(51,269,512)

Cash
Net increase (decrease) in cash	—	—
Cash at beginning of year	—	—

Cash at end of year	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$6,147,371	$6,277,354

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$540,004	$3,319,416

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	65

Financial Highlights	BlackRock Municipal Bond Trust (BBK)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$17.89	$16.49	$16.54	$14.18	$16.79

Net investment income[1]	0.74	0.89	0.90	0.97	0.96
Net realized and unrealized gain (loss)	(1.09)	1.42	0.03	2.43	(2.46)

Net increase (decrease) from investment operations	(0.35)	2.31	0.93	3.40	(1.50)

Distributions to Common Shareholders:[2]
From net investment income	(0.83)	(0.90)	(0.98)	(0.96)	(0.97)
From net realized gain	(0.39)	(0.01)	—	(0.08)	(0.14)

Total distributions to Common Shareholders	(1.22)	(0.91)	(0.98)	(1.04)	(1.11)

Net asset value, end of year	$16.32	$17.89	$16.49	$16.54	$14.18

Market price, end of year	$15.99	$18.22	$15.23	$15.59	$13.49

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(1.44)%	14.53%	5.96%	25.27%	(9.52)%

Based on market price	(5.18)%	26.29%	3.83%	24.11%	(15.78)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.31%	1.78%	1.73%	1.84% [4]	1.82%

Total expenses after fees waived and paid indirectly	2.31%	1.77%	1.73%	1.84% [4]	1.82%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.19%	1.16%	1.16%	1.19%	1.17%

Net investment income to Common Shareholders	4.55%	5.18%	5.41%	6.29%	5.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$171,705	$188,107	$173,363	$173,798	$149,003

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$79,900	$79,900	$79,900	$79,900	$79,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$314,899	$335,428	$316,975	$317,520	$286,487

Borrowings outstanding, end of year (000)	$22,404	$25,054	$19,495	$19,495	$17,039

Portfolio turnover rate	46%	29%	34%	32%	32%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock Municipal Income Investment Quality Trust (BAF)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.56	$15.80	$15.97	$13.83	$16.53

Net investment income[1]	0.79	0.83	0.83	0.83	0.81
Net realized and unrealized gain (loss)	(0.84)	0.75	(0.18)	2.13	(2.68)

Net increase (decrease) from investment operations	(0.05)	1.58	0.65	2.96	(1.87)

Distributions to Common Shareholders from net investment income[2]	(0.82)	(0.82)	(0.82)	(0.82)	(0.83)

Net asset value, end of year	$15.69	$16.56	$15.80	$15.97	$13.83

Market price, end of year	$15.11	$15.79	$13.89	$14.18	$12.82

Total Return Applicable to Common Shareholders[3]
Based on net asset value	0.14%	10.57%	4.71%	22.67%	(11.69)%

Based on market price	1.15%	19.92%	3.68%	17.50%	(16.68)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.06%	1.61%	1.50%	1.58%	1.63%

Total expenses after fees waived and paid indirectly	2.06%	1.61%	1.50%	1.58%	1.63%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.06%	1.01%	1.00%	1.03%	1.03%

Net investment income to Common Shareholders	5.06%	5.09%	5.16%	5.56%	5.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$137,264	$144,927	$138,203	$139,723	$120,962

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,200	$42,200	$42,200	$42,200	$42,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$425,270	$443,429	$427,495	$431,097	$386,639

Borrowings outstanding, end of year (000)	$44,937	$42,089	$33,470	$32,345	$33,845

Portfolio turnover rate	31%	29%	13%	26%	43%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	67

Financial Highlights	BlackRock Municipal Income Quality Trust (BYM)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.22	$15.21	$15.56	$13.46	$16.11

Net investment income[1]	0.75	0.82	0.84	0.86	0.91
Net realized and unrealized gain (loss)	(0.87)	1.02	(0.33)	2.16	(2.62)

Net increase (decrease) from investment operations	(0.12)	1.84	0.51	3.02	(1.71)

Distributions to Common Shareholders from net investment income[2]	(0.78)	(0.83)	(0.86)	(0.92)	(0.94)

Net asset value, end of year	$15.32	$16.22	$15.21	$15.56	$13.46

Market price, end of year	$14.84	$15.55	$13.67	$13.96	$12.59

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.30)%	12.71%	3.85%	23.69%	(11.13)%

Based on market price	0.74%	20.23%	4.03%	18.65%	(19.96)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.93%	1.56%	1.47%	1.55%	1.55%

Total expenses after fees waived and paid indirectly	1.93%	1.56%	1.47%	1.55%	1.55%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.97%	0.95%	0.96%	0.98%	0.96%

Net investment income to Common Shareholders	4.95%	5.19%	5.42%	5.89%	5.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$404,474	$428,389	$401,536	$410,776	$355,372

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$394,806	$412,237	$392,665	$399,399	$359,018

Borrowings outstanding, end of year (000)	$101,288	$100,250	$101,818	$93,816	$114,948

Portfolio turnover rate	18%	10%	12%	20%	24%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock Municipal Income Trust II (BLE)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$16.12	$15.25	$15.48	$13.32	$16.10

Net investment income[1]	0.83	0.93	0.92	0.93	0.97
Net realized and unrealized gain (loss)	(0.89)	0.87	(0.19)	2.22	(2.72)

Net increase (decrease) from investment operations	(0.06)	1.80	0.73	3.15	(1.75)

Distributions to Common Shareholders from net investment income[2]	(0.89)	(0.93)	(0.96)	(0.99)	(1.03)

Net asset value, end of year	$15.17	$16.12	$15.25	$15.48	$13.32

Market price, end of year	$15.45	$16.34	$14.18	$14.70	$13.20

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.18)%	12.21%	5.01%	24.73%	(11.60)%

Based on market price	0.29%	22.33%	2.83%	19.52%	(15.75)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.02%	1.62%	1.55%	1.64%	1.67%

Total expenses after fees waived and paid indirectly	2.02%	1.62%	1.55%	1.64%	1.67%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.99%	0.98%	0.98%	1.01%	1.00%

Net investment income to Common Shareholders	5.47%	5.90%	5.94%	6.49%	6.17%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$356,901	$378,572	$357,868	$363,038	$312,329

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	$151,300	$151,300	$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$335,890	$350,213	$336,529	$339,946	$306,430

Borrowings outstanding, end of year (000)	$71,274	$77,130	$68,692	$68,692	$73,531

Portfolio turnover rate	9%	7%	10%	16%	17%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	69

Financial Highlights	BlackRock MuniHoldings Investment Quality Fund (MFL)

	Year Ended August 31,
	2017	2016		2015	2014		2013

Per Share Operating Performance
Net asset value, beginning of year	$15.86	$15.18		$15.46	$13.27		$15.96

Net investment income[1]	0.78	0.86		0.89	0.89		0.87
Net realized and unrealized gain (loss)	(0.87)	0.68		(0.31)	2.16		(2.66)

Net increase (decrease) from investment operations	(0.09)	1.54		0.58	3.05		(1.79)

Distributions to Common Shareholders from net investment income[2]	(0.86)	(0.86)		(0.86)	(0.86)		(0.90)

Net asset value, end of year	$14.91	$15.86		$15.18	$15.46		$13.27

Market price, end of year	$15.03	$15.86		$14.06	$13.92		$12.59

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.34)%	10.56%		4.29%	24.24%		(11.70)%

Based on market price	0.46%	19.37%		7.28%	17.91%		(17.11)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.17%	1.65%		1.54%	1.64%		1.71%

Total expenses after fees waived and paid indirectly	2.08%	1.60%		1.49%	1.57%		1.62%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.95% [5]	0.94%	[5]	0.95% [5]	1.19%	[5]	1.29% [5]

Net investment income to Common Shareholders	5.22%	5.54%		5.73%	6.18%		5.55%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$564,383	$599,930		$573,885	$584,690		$501,810

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600	$274,600		$274,600	$274,600		$274,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$305,529	$318,474		$308,990	$312,924		$282,742

Borrowings outstanding, end of year (000)	$123,111	$131,279		$85,502	$89,157		$95,959

Portfolio turnover rate	16%	27%		13%	25%		59%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%, 0.93%, 0.94%, 0.95% and 0.92%, respectively.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2017

Financial Highlights	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$10.38	$10.04	$10.27	$9.14	$10.68

Net investment income[1]	0.56	0.61	0.62	0.63	0.67
Net realized and unrealized gain (loss)	(0.62)	0.36	(0.21)	1.18	(1.50)

Net increase (decrease) from investment operations	(0.06)	0.97	0.41	1.81	(0.83)

Distributions to Common Shareholders from net investment income[2]	(0.57)	(0.63)	(0.64)	(0.68)	(0.71)

Net asset value, end of year	$9.75	$10.38	$10.04	$10.27	$9.14

Market price, end of year	$9.84	$10.77	$9.65	$9.83	$8.91

Total Return Applicable to Common Shareholders[3]
Based on net asset value	(0.38)%	9.96%	4.27%	20.70%	(8.39)%

Based on market price	(3.10)%	18.70%	4.71%	18.50%	(15.45)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.92%	1.55%	1.43%	1.49%	1.54%

Total expenses after fees waived and paid indirectly	1.92%	1.55%	1.43%	1.49%	1.54%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.91%	0.89%	0.89%	0.91%	0.91%

Net investment income to Common Shareholders	5.71%	5.95%	6.03%	6.53%	6.43%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$630,489	$667,589	$642,889	$656,922	$584,718

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	$243,800	$243,800	$243,800	$243,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$358,609	$373,827	$363,695	$369,451	$339,835

Borrowings outstanding, end of year (000)	$139,989	$161,957	$148,867	$145,111	$149,085

Portfolio turnover rate	26%	13%	18%	14%	11%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2017	71

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Bond Trust	BBK	Delaware	Diversified
BlackRock Municipal Income Investment Quality Trust	BAF	Delaware	Diversified*
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Investment Quality Fund	MFL	Massachusetts	Diversified*
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified*

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Board of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of

72	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for

ANNUAL REPORT	AUGUST 31, 2017	73

Notes to Financial Statements (continued)

instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. The management of MVF believes that the Trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

74	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended August 31, 2017, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BBK	$40,032,244	$22,403,733	0.80% - 0.96%	$23,531,401	1.43%
BAF	$82,498,671	$44,937,138	0.79% - 1.03%	$43,526,219	1.45%
BYM	$171,449,846	$101,288,260	0.79% - 1.14%	$103,930,591	1.39%
BLE	$123,947,376	$71,274,043	0.79% - 1.03%	$72,591,045	1.41%
MFL	$246,411,665	$123,110,561	0.79% - 1.13%	$128,436,999	1.43%
MVF	$275,279,822	$139,989,200	0.79% - 0.93%	$151,856,218	1.41%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, the Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at August 31, 2017, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at August 31, 2017.

For the year ended August 31, 2017, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BAF	—	—	$234,603	0.78%
BYM	—	—	$172,876	0.80%
BLE	—	—	$818	0.78%
MFL	—	—	$849,218	0.79%
MVF	—	—	$67,100	0.78%

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

ANNUAL REPORT	AUGUST 31, 2017	75

Notes to Financial Statements (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MFL and MVF, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

	BBK	BAF	BYM	BLE
Investment advisory fees	0.65%	0.55%	0.55%	0.55%

For purposes of calculating these fees, “managed assets” mean the total assets of a Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, MFL and MVF each pays the Manager a monthly fee at an annual rate of 0.55% and 0.50%, respectively, of the average daily value of each Trust’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of each Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.

Waivers: The Manager, for MFL, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). This amount is included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2017 the waiver was $556,553.

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended August 31, 2017, the amounts waived were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Amounts waived	$2,080	$446	$4,337	$3,817	$2,151	$6,243

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees.

Officers and Trustees: Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended August 31, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Purchases	$126,731,871	$71,479,586	$124,767,339	$48,833,845	$153,733,981	$261,522,079
Sales	$135,143,333	$69,700,155	$116,995,469	$57,526,311	$150,721,188	$265,133,750

76	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

8. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2017. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed-income securities, non-deductible expenses, the reclassification of distributions, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from TOB Trust transactions were reclassified to the following accounts:

	BBK	BAF	BYM	BLE	MFL	MVF
Paid-in capital	$(6,122)	—	$(6,430,212)	$(2,066,643)	$(1,880,583)	$(7,618,622)
Undistributed net investment income	$455,851	$(17,514)	$(306,047)	$(25,737)	$22,388	$246,068
Accumulated net realized gain (loss)	$(449,729)	$17,514	$6,736,259	$2,092,380	$1,858,195	$7,372,554

The tax character of distributions paid was as follows:

		BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt income[1]	8/31/17	$9,847,053	$7,924,663	$22,978,805	$23,353,117	$36,906,582	$41,194,059
	8/31/16	$10,408,415	$7,695,564	$23,620,356	$23,673,452	$35,387,331	$43,339,969
Ordinary income[2]	8/31/17	1,305,584	—	41	85,468	388	30,252
	8/31/16	153,130	9	3	1	24	69,567
Long-term capital gains[3]	8/31/17	3,238,848	—	—	—	—	—

Total	8/31/17	$14,391,485	$7,924,663	$22,978,846	$23,438,585	$36,906,970	$41,224,311

	8/31/16	$10,561,545	$7,695,573	$23,620,359	$23,673,453	$35,387,355	$43,409,536

[1]	The Trusts designate these amounts paid during the fiscal year ended August 31, 2017, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Trusts designate these amounts paid during the fiscal year ended August 31, 2017 as a capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$1,677,857	$1,230,186	$24,652	$1,239,232	$4,731,700	$2,065,384
Undistributed ordinary income	51,804	—	2,995	20,550	—	41,053
Capital loss carryforwards	—	(4,753,252)	(9,429,809)	(15,933,989)	(30,346,832)	(18,390,594)
Net unrealized gains (losses)[1]	21,052,936	16,767,307	48,871,920	39,940,779	65,236,116	65,774,350
Qualified late-year losses[2]	(623,116)	—	—	—	—	—

Total	$22,159,481	$13,244,241	$39,469,758	$25,266,572	$39,620,984	$49,490,193

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the timing and recognition of partnership income, the deferral of compensation to the Trustees, the realization for tax purposes of unrealized gain/loss on certain futures contracts and the treatment of residual interests in TOB Trusts.

[2]	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2017, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BAF	BYM	BLE	MFL	MVF
No expiration date[1]	$4,753,252	$7,220,379	$9,119,070	$18,612,125	$13,114,070
2018	—	2,209,430	4,366,226	11,734,707	—
2019	—	—	2,448,693	—	5,276,524

Total	$4,753,252	$9,429,809	$15,933,989	$30,346,832	$18,390,594

[1]	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2017, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

	BAF	MFL
Amount utilized	$393,420	1,982,049

ANNUAL REPORT	AUGUST 31, 2017	77

Notes to Financial Statements (continued)

As of August 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$227,953,402	$162,769,445	$493,834,098	$463,102,978	$767,445,881	$804,932,258

Gross unrealized appreciation	$21,488,740	$17,095,958	$51,823,231	$42,830,821	$68,346,808	$68,605,487
Gross unrealized depreciation	(432,625)	(309,015)	(2,888,953)	(2,833,471)	(2,816,450)	(1,868,258)

Net unrealized appreciation	$21,056,115	$16,786,943	$48,934,278	$39,997,350	$65,530,358	$66,737,229

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

78	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BBK and MFL invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject the Trusts to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BAF invested a significant portion of their assets in securities in the transportation and county, city, special district and school district sectors. BYM, MFL and MVF invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each of BBK, BAF, BYM, and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, including AMPS, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, including AMPS, par value $0.10 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BBK	BLE	MFL	MVF
2017	6,337	31,083	35,731	340,661
2016	5,768	19,952	13,338	300,473

For the years ended August 31, 2017 and August 31, 2016, shares issued and outstanding remained constant for BAF and BYM.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

ANNUAL REPORT	AUGUST 31, 2017	79

Notes to Financial Statements (continued)

VRDP Shares

MFL has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of MFL were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MFL	6/30/11	2,746	$274,600,000	7/01/41

Redemption Terms: MFL is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MFL is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, MFL is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of MFL. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: MFL entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MFL and the liquidity provider is for a three-year term and is scheduled to expire on April 15, 2020, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and MFL does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, MFL is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, MFL is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance MFL will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MFL may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MFL may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended August 31, 2017, the annualized dividend rate for MFL’s VRDP Shares was 1.62%.

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. As of period end, the short-term ratings of the liquidity provider and the VRDP Shares were A1/P1 as rated by Moody’s and Fitch, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On April 17, 2014, MFL commenced a three-year term ending April 19, 2017 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares were not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The special rate period was extended for an additional three-year term and is currently set to expire on April 15, 2020. Prior to April 15, 2020, the holder of the VRDP Shares and MFL may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarkable securities.

80	ANNUAL REPORT	AUGUST 31, 2017

Notes to Financial Statements (continued)

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by MFL on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, MFL is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MFL will pay a nominal fee at the annual rate of 0.01% to the liquidity provider and remarketing agent during the special rate period. MFL will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If MFL redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended August 31, 2017, VRDP Shares issued and outstanding of MFL remained constant.

VMTP Shares

BBK, BAF, BYM, BLE, and MVF (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BBK	12/16/11	799	$79,900,000	1/02/19
BAF	12/16/11	422	$42,200,000	1/02/19
BYM	12/16/11	1,372	$137,200,000	1/02/19
BLE	12/16/11	1,513	$151,300,000	1/02/19
MVF	12/16/11	2,438	$243,800,000	1/02/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of each VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the VMTP Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended August 31, 2017, the average annualized dividend rates for the VMTP Shares were as follows:

	BBK	BAF	BYM	BLE	MVF
Rate	1.95%	1.74%	1.74%	1.74%	1.74%

For the year ended August 31, 2017, VMTP Shares issued and outstanding of each Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

ANNUAL REPORT	AUGUST 31, 2017	81

Notes to Financial Statements (concluded)

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
BBK	$0.0635	$0.0635	VMTP	W-7	$120,222
BAF	$0.0685	$0.0685	VMTP	W-7	$63,497
BYM	$0.0600	$0.0600	VMTP	W-7	$206,439
BLE	$0.0735	$0.0650	VMTP	W-7	$227,655
MFL	$0.0715	$0.0715	VRDP	W-7	$386,095
MVF	$0.0460	$0.0460	VMTP	W-7	$366,835

[1]	Net investment income dividend paid on October 2, 2017 to Common Shareholders of record on September 15, 2017.

[2]	Net investment income dividend declared on October 2, 2017, payable to Common Shareholders of record on October 16, 2017.

[3]	Dividends declared for period September 1, 2017 to September 30, 2017.

82	ANNUAL REPORT	AUGUST 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, and BlackRock MuniHoldings Investment Quality Fund, and to the Shareholders and Board of Directors of BlackRock MuniVest Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (collectively, the “Trusts”), as of August 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. as of August 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 24, 2017

ANNUAL REPORT	AUGUST 31, 2017	83

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BAF, BYM, BBK, BLE and MFL, each a “Trust,” and, collectively, the “Trusts”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Trust considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report each Trust has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds,

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

84	ANNUAL REPORT	AUGUST 31, 2017

Disclosure of Investment Advisory Agreements (continued)

under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included:(a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. In approving the continuation of the Agreement for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and a Customized Peer Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge

ANNUAL REPORT	AUGUST 31, 2017	85

Disclosure of Investment Advisory Agreements (continued)

representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BAF noted that for the one-, three- and five-year periods reported, BAF ranked first out of two funds, first out of two funds and second out of two funds, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BAF. The Composite measures a blend of total return and yield.

The Board of BYM noted that for each of the one-, three- and five-year periods reported, BYM ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BYM. The Composite measures a blend of total return and yield.

The Board of BBK noted that for the one-, three- and five-year periods reported, BBK ranked in the third, first and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BBK. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BBK’s underperformance during the one-year period.

The Board of BLE noted that for each of the one-, three- and five-year periods reported, BLE ranked in the first quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BLE. The Composite measures a blend of total return and yield.

The Board of MFL noted that for each of the one-, three- and five-year periods reported, MFL ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MFL. The Composite measures a blend of total return and yield.

The Board of MVF noted that for the one-, three- and five-year periods reported, MVF ranked in the first, second and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MVF. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology

86	ANNUAL REPORT	AUGUST 31, 2017

Disclosure of Investment Advisory Agreements (continued)

in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BAF noted that BAF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of BYM noted that BYM’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

The Board of BBK noted that BBK’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

BBK was identified by the Board as having a high total expense ratio relative to its Expense Peers. BlackRock noted that BlackRock continues to evaluate its product line-up.

The Board of each of MFL and BLE noted that its Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

The Board of MVF noted that MVF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

ANNUAL REPORT	AUGUST 31, 2017	87

Disclosure of Investment Advisory Agreements (concluded)

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

88	ANNUAL REPORT	AUGUST 31, 2017

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BBK, BAF, BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

ANNUAL REPORT	AUGUST 31, 2017	89

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Trustee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

90	ANNUAL REPORT	AUGUST 31, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock's Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

[5]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

ANNUAL REPORT	AUGUST 31, 2017	91

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.

As of the date of this report, the portfolio managers of:

•	BBK are Walter O’Connor and Ted Jaeckel

•	BYM are Kevin Maloney and Michael Kalinoski

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc. New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10286	VRDP Liquidity Provider Bank of America, N.A.[1] New York, NY 10036	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116
Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

[1]	For MFL.

92	ANNUAL REPORT	AUGUST 31, 2017

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2017 for shareholders of record on May 30, 2017 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		W. Carl Kester¹		John M. Perlowski
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BYM	24,503,936	496,239	24,329,775	670,400	1,372	0	24,382,917	617,258
BAF	7,915,971	270,657	7,916,573	270,055	422	0	7,921,171	265,457
BBK	9,488,703	212,296	9,390,286	310,713	799	0	9,512,693	188,306
BLE	20,534,697	722,938	20,397,020	860,615	1,513	0	20,407,850	849,785

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, Catherine A. Lynch, Barbara G. Novick and Karen P. Robards.

¹	Voted on by holders of Preferred Shares only.

Shareholders elected the Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MVF	59,671,976	1,830,055		59,614,609	1,887,422		59,795,544	1,706,487
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL	35,681,929	378,691	353,566	35,366,426	705,399	342,361	35,675,668	404,519	333,999
	Frank J. Fabozzi¹			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MVF	2,438	0		59,528,152	1,973,879		59,531,788	1,970,243
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL	2,746	0	0	35,342,623	728,818	342,745	35,340,462	717,379	356,345
	W. Carl Kester¹			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MVF	2,438	0		59,809,798	1,692,233		59,762,508	1,739,523
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL	2,746	0	0	35,691,316	383,216	339,654	35,694,237	393,310	326,639
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld		Votes For	Votes Withheld
MVF	59,750,776	1,751,255		59,765,844	1,736,187
		Votes Against	Abstain		Votes Against	Abstain
MFL	35,657,931	402,688	353,567	35,676,184	411,363	326,639

¹	Voted on by holders of Preferred Shares only.

ANNUAL REPORT	AUGUST 31, 2017	93

Additional Information (continued)

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 92, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Trust’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

94	ANNUAL REPORT	AUGUST 31, 2017

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2017	95

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-6-8/17-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Investment Quality Fund	$40,456	$40,456	$0	$0	$20,502	$20,502	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

            The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

            Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Investment Quality Fund	$20,502	$20,502

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock.

Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of August 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	34	0	0	0	0	0
	$27.51 Billion	$0	$0	$0	$0	$0
Walter O’Connor	29	0	0	0	0	0
	$18.80 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None

(b) Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended August 31, 2017. The Fund did not engage in any securities lending activity during the fiscal year ended August 31, 2017.

BlackRock MuniHoldings Investment Quality Fund
(1)	Gross income from securities lending activities			$0
(2)	Fees and/or compensation for securities lending activities and related services
	(a)	Securities lending income paid to BIM for services as securities lending agent	$0
	(b)	Collateral management expenses (including fees deducted from a polled cash collateral vehicle) not included in (a)	$0
	(c)	Administrative fees not included in (a)	$0
	(d)	Indemnification fees not included in (a)	$0
	(e)	Rebate (paid to borrowers)	$0
	(f)	Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities			$0
(4)	Net income from securities lending activities			$0

(b) BlackRock Investment Management, LLC (“BIM”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BIM.

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Investment Quality Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Investment Quality Fund

Date: November 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Investment Quality Fund

Date: November 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Investment Quality Fund

Date: November 3, 2017